                                                                  EXHIBIT 10.16


                            FIRST AMENDMENT TO LEASE

         This First Amendment to Sublease is dated as of this 6th day of April 1995, by and between Borton, Petrini and Conron ("Sublandlord") and Star Vending, Inc., a California Corporation, ("Subtenant") with reference to the following recitals of fact:


                                    RECITALS

         A. Sublandlord and Subtenant entered into that certain One Wilshire Building Sublease dated March 20, 1994 for a portion of the Eleventh (11th) floor, located in the One Wilshire Building, situated at 624 South Grand Avenue, Los Angeles, California for a term ending April 10, 2001 (the "Sublease");

         B. Sublandlord and Subtenant desire to amend the terms of the Sublease as more particularly set forth herein:

         1. Subtenant desires to increase the area of the Premises to incorporate a portion of the Eleventh (11th) floor as more particularly outlined on the attached Exhibit "A", measuring approximately one thousand eight hundred and forty-seven (1,847) rentable square feet and hereinafter referred to as the "Expansion Premises".

         2.       TERM: The Term shall expire on April 10, 2001.

         3. COMMENCEMENT DATE FOR EXPANSION PREMISES: The earlier of immediately upon occupancy or April 1, 1995.

         4. BASE RENT: The Base Rent shall be increased effective September 1, 1995 from its current level $3,803.00 to Six Thousand Two Hundred Fifty-nine Dollars ($6,259.00) per month until April 1, 1999 and then increase to Six Thousand Eight Hundred Eighty-one and Thirty-three cents ($6,881.33) for the balance of the Term.

         5. TENANT IMPROVEMENTS: The Premises shall be delivered in its "As-Is" condition and Master Landlord shall be solely responsible for any and all aspects of the removal of asbestos-containing materials from the Premises should they be desired by Subtenant. It is understood and agreed that Subtenant shall be solely responsible for the cost of any and all construction to the Premises and the cost of any removal of asbestos-containing materials and any tenant improvements desired.

         6. GUARANTEE OF LEASE: The Lease Guarantee from Chris Edgecomb made in favor of Borton, Petrini and Conron and dated March 27, 1995 and notarized by Jean Garlandshall also shall be deemed a guarantee of the Expansion Space.

         All other terms of the Sublease dated March 20, 1995 shall remain unchanged.

AGREED AND ACCEPTED THIS ______ DAY OF APRIL 1995

STAR VENDING, INC.                              CHRIS EDGECOMB

Per:  /s/ CHRIS EDGECOMB                    /s/ CHRIS EDGECOMB

AGREED AND ACCEPTED THIS 6 DAY OF APRIL 1995

BORTON PETRINI & CONRON

Per: ___________________________

                                   EXHIBIT "A"


                               (drawing attached)

                                  [floor plan]

                                   EXHIBIT "A"

                            SECOND AMENDMENT TO LEASE

The Second Amendment to Lease is dated as of this 7th of June 1995, by and between Borton Petrini & Conron ("Sublandlord") and Star Vending Inc., a California Corporation ("Subtenant") with reference to the following recitals of facts:

a. Sublandlord and Subtenant entered into that certain One Wilshire Building Sublease dated March 20, 1994 for a portion of the 11th Floor which Sublease was modified by a First Amendment to Lease dated April 6, 1995 for premises located in One Wilshire Building situated at 624 South Grand Avenue, Los Angeles, California for term ending April 10, 2001;

b. Sublandlord and Subtenant desire to amend the terms of the Sublease and the First Amendment to Lease as more particularly set forth herein:

         1.       The commencement date of the Sublease shall be May 22,1995.

         2. Corridor work rent credit: Subtenant agrees to perform the work specified in the attached exhibit "A" in compliance with the notes prepared by Murray Alcorn & Associates dated April 6, 1995. It is understood and agreed that Subtenant shall employ Intern to prepare working drawings that essentially correspond to the attached drawings. Subtenant shall receive a rent credit on the first rent due under the Sublease of ten thousand dollars ($10,000) representing the actual cost of construction to modify the corridor to comply with the drawing attached hereto. In the event the cost of construction exceeds ten thousand dollars ($10,000) the rent credit will be increased on a dollar per dollar basis up to an amount not to exceed fifteen thousand dollars ($15,000). Subtenant agrees to use its best efforts to minimize the cost of construction. Subtenant shall be responsible for all cost of design, and handicap compliance resulting from such corridor modifications.

All other terms of the sublease dated March 20, 1995 and the First Amendment to Lease dated April 6, 1995 shall remain unchanged.

AGREED AND ACCEPTED THIS 12 DAY OF JUNE 1995
STAR VENDING INC.
/S/ UNKNOWN
--------------------------------------

AGREED AND ACCEPTED THIS 9 DAY OF JUNE 1995
BORTON PETRINI & CONRON

/S/ UNKNOWN
---------------------------------------

                           THIRD AMENDMENT TO SUBLEASE

The Third Amendment to Sublease is dated as of this eighth (8th) day of July 1996, by and between Borton, Pertini & Conron ("Sublandlord") and Star Vending Inc., a Nevada corporation, ("Subtenant") with reference to the following recitals of fact:

Sublandlord and Subtenant entered into that certain One Wilshire Sublease dated March 20, 1995 for a portion of the 11th floor which Sublease was modified by a First Amendment to Lease dated April 6, 1995 for Premises located in One Wilshire Building situated at 624 South Grand Avenue, Los Angeles, California for a term ending April 10, 2001. Subtenant and Sublandlord subsequently entered into a Second Amendment to Sublease which was date June 7, 1995.

Sublandlord and Subtenant desire to amend the terms of the Sublease, the First Amendment to Lease, the Second Amendment to Lease as more particularly set forth herein:

Premises:         Subtenant shall increase the Premises under Sublease by an additional 10,945 rentable square feet contiguous to the Premises as outlined in red on the attached Exhibit "A" and hereinafter referred to as the ("Second Expansion Space").

Term: The term for the Second Expansion Space shall commence upon the earlier of occupancy or September 1, 1996 and shall continue through April 10, 2001.

Rental Rate: In addition to the Base Rent as defined in the First Amendment to Lease between Sublandlord and Subtenant, Subtenant shall pay the following Monthly Base Rent for the Second Expansion Space:

                           September 1996-October 1998: $24,407.35
                           October 1998: $24,981.96
                           November 1998-March 2001 : $25,538.33
                           April 2001: $8,512.77

                  In addition, Subtenant will assume 34.32% of Sublandlord's share or operating costs and tax increases over the Sublandlord's Base Year under the Master Lease.

Right to Cure:    Sublandlord shall provide Subtenant promptly with
                  copies of all notices that Sublandlord receives from the Master Landlord alleging any default by Sublandlord under the Master Lease, or a termination of the Master Lease. Subtenant shall have the right, but not the obligation (a) to cure any defaults by Sublandlord under the Master Lease, and (b) to set off the cost of any such cure against the rent and other sums that are payable by the Subtenant hereunder.

All other terms of the Sublease dated March 20, 1995, the First Amendment to Lease dated April 6, 1995 and the Second Amendment to Lease dated June 7,1995 shall remain unchanged.

AGREE AND ACCEPTED THIS 12 DAY OF JULY, 1996.

/S/ UNKNOWN
-----------------------------------
STAR VENDING, INC.

AGREE AND ACCEPTED THIS __________ DAY OF JULY, 1996.

-----------------------------------
BORTON, PETRINI & CONRON

                             SUBLEASE FOR PORTION OF
                  SUITE 1100, 624 S. GRAND AVENUE, LOS ANGELES

                  THIS SUBLEASE is made effective this 20th day of March 1995 between Borton, Petrini & Conron a California partnership ("Sublandlord"), whose address is 1600 Truxton Avenue, Bakersfield, California 93301 and STAR VENDING, INC., a California corporation ("Subtenant"), whose principal executive office is 740 State Street, Santa Barbara, California 93010, who agree as follows:

                                    RECITALS

                  A. One Wilshire Arcade Imperial, Ltd. ("Master Landlord") and Sublandlord, as tenant, entered into a written lease dated March 26, 1990 (the "Master Lease"), a copy of which is attached hereto as Exhibit "A", regarding certain designated floor space ("Sublandlord's Space") in the One Wilshire Building, located at 624 South Grand Avenue, Los Angeles, California (the "Building").

                  B. Subtenant desires to sublet a portion of Sublandlord's Space in the Building ("Premises"), from Sublandlord, pursuant to the provisions contained in this sublease.

                  NOW, THEREFORE, the parties hereto agree as follows:

                  1. The Premises. The Premises shall consist of approximately 3,803 rentable square feet on the 11th floor of the Building in the Southeast corner of Sublandlord's Space, as highlighted on the attached Exhibit "B".

                  Subtenant shall have the right to occupy the Premises after completion of asbestos abatement for purpose of installing Subtenant's switching equipment and other trade fixtures.

                  2. Possession. Sublandlord shall surrender possession of the Premises to Master Landlord on the receipt of executed subleases and Master Landlord's written consent to sublease. Master Landlord will be solely responsible for any and all aspects of the abatement of asbestos-containing materials and the removal of all walls and other presently existing tenant improvements.

                  3. Term. The term of this Sublease shall commence on the latter of April 1, 1995 or the receipt of Landlord's written Consent To Sublease and shall terminate on April 10, 2001.

                  4. Rent. Subtenant agrees to pay a Base Rent (the "Base Rent") of $3,803.00 per month, in advance, on the first day of each and every month. Such rent shall be payable, without offset or deduction of any kind to Sublandlord at the address designated in this Sublease. Said Base Rent shall rise at the rate of two percent (2%) per annum.

                  4.1 Asbestos Offset. Sublandlord shall provide a rental credit of $30,000.00 which amount shall offset Subtenant's actual cost of abatement of asbestos from the Premises. The Rental Credit shall be applied against the rent first becoming due under the Sublease. In the event that the cost of abating asbestos from a portion of the Premises is less than $30,000.00, then the Rental Credit shall be reduced on a dollar for dollar basis.

                  5. Late Payments. In the event Subtenant fails to pay any rent or other monetary amount due hereunder when and as due, and the delinquency continues for a period of five days after the date the amount was due, Subtenant shall pay to Sublandlord with such delinquent amount, late charge in an amount equal to five percent of the delinquent amount. Said late charge is acknowledged as being made to Sublandlord for the purpose of deferring administrative costs and expenses of Sublandlord incident to handling the delinquency. The late charge shall be deemed additional rent and the right to require it shall be in addition to all of Sublandlord's other rights and remedies hereunder or at law, and shall not be construed as liquidated damages or as limiting Sublandlord's remedies in any manner.

                  6. Tenant Improvements. Master Landlord shall be solely responsible for any and all aspects of the removal of asbestos-containing materials from the Premises designated and the removal of walls and other existing tenant improvements. It is understood and agreed that Subtenant shall be responsible for demising the Premises and shall bear all costs, if necessary, of removing the asbestos from of the Premises. Subtenant shall be solely responsible for the construction of and payment for any and all improvements to the Premises necessary for Subtenant to operate its telecommunication switching operations. Sublandlord hereby agrees that Subtenant may construct improvements and install switching equipment in accordance with the terms of the Master Lease. Sublandlord further agrees that the switching equipment shall be removed by Subtenant and any restoration of Premises required by Master Landlord be performed at Subtenant's cost upon expiration or earlier termination of this Sublease, unless otherwise agreed to in writing by Sublandlord.

                  7. Incorporation by Reference. All provisions in the Master Lease which impose restrictions upon Sublandlords's use of the Premises or impose obligations upon Sublandlord as to use of the Premises, as well as any and all rules and regulations attached as Exhibit "B" to the Master Lease are incorporated by reference into, and made a part of this Sublease. Subtenant shall assume and perform all of the obligations under the Master Lease to the extent that the provisions are applicable to the Premises being subleased under this Sublease. Sublandlord does not assume the obligation of the Master Landlord under provisions of the Master Lease, but shall exercise due diligence in attempting to cause the Master Landlord to perform its obligations under the Master Lease for the benefit of Subtenant.

                  8. Subtenant's Performance Under Master Lease. At any time after prior notice to Subtenant, Sublandlord can elect to require Subtenant to perform Subtenant's obligations under this Sublease directly to Master Landlord, and Subtenant shall do so on Sublandlord's election, in which event Subtenant shall send to Sublandlord form time to time copies of all notices and other communications it shall send to or receive from Master Landlord.

                  9. Covenant of Quiet Enjoyment. Sublandlord represents that the Master Lease is in full force and effect and that there are no known defaults on Sublandlord's or Master Landlord's part under it as of the commencement of the term of this Sublease. Subject to this Sublease terminating as provided in the Master Lease or as set forth in this Sublease, Sublandlord represents that if Subtenant performs all the provisions in this sublease, performed by Subtenant, Subtenant shall have and enjoy throughout the term of this sublease the quiet and undisturbed possession of the premises.

                  10. Default and Remedies Upon Default. Subtenant shall be deemed to be in default under the terms of this Sublease if any of the events specified in Paragraph 13 of the Master lease shall occur. For purpose of this Sublease, Paragraph 13 of the Master Lease shall be interpreted by substituting the term "Subtenant" for the term "Tenant" and the term "Sublandlord" for the term "Landlord". Upon the event any of such default, Sublandlord shall be deemed to have all rights and remedies provided in Paragraph 14 of the Master Lease. For purpose of this Sublease, Paragraph 14 of the Master Lease shall be interpreted by substituting the term "Subtenant" for the term "Tenant" and term "Sublandlord" for the term "Landlord".

                  11. Master Lease. This Sublease is subject to all the provisions of the Master Lease except the following sections of the Master Lease which are excluded therefrom: Sections 1, 2, 3, 4, 5.2, 6, 7, 8, 10, 19, 20, 22.2, 32.12, 33, 34, 35, Exhibit "A", Exhibit "C", and all Riders and Subtenant shall not permit any act or omission to act that will violate any of the provisions of the Master Lease. If the Master Lease terminates, this Sublease shall terminate and the parties shall be relieved from all liabilities and obligations under this Sublease; except that if this Sublease terminates as a result of a default of one of the parties under this Sublease or the Master Lease, or both, the defaulting party shall be liable to the non-defaulting party for all damage suffered by the non-defaulting party as a result of termination. Sublandlord agrees to maintain the Master Lease during the entire term of this Sublease. Sublandlord agrees to pay all charges due under the Master Lease as provided in the Master Lease and in accordance with its terms, and to comply with or perform all obligations of lessee under the Master Lease.

                  12. Use. The Premises shall be used and occupied only for general office purpose and/or telecommunications switching operations.

                  13. Assignment and Subletting. Subtenant shall have the right to assign this Sublease to any successor in interest to substantially all of the assets and business of Subtenant, and said assignee shall be deemed a "controlled" entity for purpose of Section 17.1 and 17.2 of the Master Lease, subject to the approval of the Master Landlord.

                  14. Security Deposit. Subtenant shall deposit with Sublandlord upon execution hereof $7,606.00 as security for Subtenant's faithful performance of Subtenant's obligation hereunder. If Subtenant fails to pay Rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublandlord may use, apply or retain all or any portion of said deposit for the payment of any Rent or other charge in default or for the payment of any other sum to which Sublandlord may become obligated by reason of Subtenant's default, or to compensate Sublandlord for any loss or damage which Sublandlord may suffer thereby. If Sublandlord so uses or applies all or any portion of said deposit. Subtenant shall within then (10) days after written demand therefore deposit cash with Sublandlord in amount sufficient to restore said deposit to the full amount herein above stated and Subtenant's failure to do so shall be a breach of this Sublease. Sublandlord shall not be required to keep said deposit separate from its general accounts. Provided Subtenant is not in default under this Sublease, within thirty(30) days
(i)termination of this Sublease for any reason other than a default by Subtenant, and (ii)the vacation of the Subleased Premises by Subtenant, Sublandlord shall return said deposit, or much thereof as has not theretofore been applied by Sublandlord to any costs, losses, or damages suffered or incurred by Sublandlord as a result of Subtenant's failure to perform its obligations under this Sublease, without payment of interest or other increment for its use to Subtenant (or at Sublandlord's option, to the last assignee, if any, of Subtenant's interest hereunder). No trust relationship is created herein between Sublandlord and Subtenant with respect to said Security Deposit. Provided that Subtenant is not in default or its obligations hereunder, it is understood and agreed that the Security Deposit shall be applied against the Base Rent in the 12th and 24th months of the Term.
Subtenant shall not thereafter be required to replenish the Security Deposit.

                  15. Consent to Sublease. The Sublease shall be contingent upon the receipt of Master Landlord consent within 90 days following execution of the Sublease by Subtenant. In the event that Subtenant does not receive this consent with 90 days following execution of the Sublease by Subtenant, then subtenant shall have the right to cancel this sublease.

                  16. Subtenant and Sublandlord shall have the right to cancel this Sublease on or before April 15, 1995 in the event that Subtenant has not obtained the required conduit space in the Building by providing written notice to Borton Petrini & Conron, c/o Mr. Bill Cantrell, Borton Petrini & Conron, 4695 MacArthur Court, Newport Beach, CA 92660.


                                                     Subtenant:
                                                     STAR VENDING, INC., a
                                                     California Corporation

                                                     /s/ CHRIS EDGECOMB
                                                     ------------------
                                                     By: Chris Edgecomb
                                                     Its: CEO
                                                     Date: 3/23/95

                                                     Sublandlord:

                                                     BORTON, PETRINI & CONRON, a
                                                     California
                                                     Partnership

                                                     By:_____________________
                                                     Its:____________________
                                                     Date:___________________

                                  EXHIBIT "A"

                                  MASTER LEASE

                                     [logo]
                                    PARAMOUNT
                                   GROUP, INC.
                                      LEASE
                                  (California)

         THIS LEASE is made as of the 26th day of MARCH 1990 between ONE WILSHIRE ARCADE IMPERIAL, LTD. by Paramount Group Inc., a Delaware corporation, its agent (hereinafter called "Landlord"), and BORTON, PETRINI & CONRON, A CALIFORNIA PARTNERSHIP (hereinafter called "Tenant").

         1. Premises. Landlord hereby leases to Tenant and Tenant hereby hires and takes from Landlord the premises (the "Premises") consisting of Suite 1100 comprising approximately 22,500 rentable square feet located in the building (the "Building") commonly known as 624 South Grand Avenue, Los Angeles, California 90017. The Premises are more particularly shown on Exhibit "A" attached hereto and incorporated herein by this reference. See Section 1.1 at Page 14

         2. Term.

                  2.1 The term of this Lease shall be 10 years and 0 months commencing November 15 1990 (the "Commencement Date"). In the event that Landlord, for any reason, cannot tender possession of the Premises to Tenant on or before the Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant in any way as a result of such failure to tender possession. In the event that Landlord cannot tender possession of the Premises to Tenant for any reason other than the acts or omissions of Tenant. Tenant shall not be obligated to pay rent hereunder until such time as Landlord tenders possession of the Premises to Tenant, and if such inability to tender possession of the Premises for reasons other than the acts or omissions of Tenant continues for a period in excess of 10 days after the Commencement Date as such period may be extended pursuant to Section 2.1(a) at page 15, Tenant shall have the right, exercisable by notice to Landlord, to terminate this Lease, but the suspension of rent obligations and the right of termination pursuant to this Paragraph 2.1 shall be Tenant's sole remedies in the circumstances herein described. See Section 2.1 (a) at page 15. 2.2 In the event that Tenant is allowed to enter into possession of the Premises prior to the Commencement Date, such possession shall be deemed to be pursuant to, and shall be governed by, the terms, covenants and conditions of this Lease, including without limitation the covenant to pay rent, as though the Commencement date occurred upon the date of taking of possession by Tenant.

                  2.3 In the event that the Commencement Date falls on other than the first day of a month, rent for any initial partial month of the term hereof shall be appropriately prorated: and if the date of commencement of Tenant's rent obligations, pursuant to Paragraph 2.1 above, is other than the Commencement Date, the end of the term hereof shall be adjusted to the end of the month in which the date 10 years and 0 months after the date of commencement of Tenant's rent obligations falls. At the request of either party hereto, both parties shall execute a memorandum confirming the date of commencement of Tenant's rent obligations.

         3. RENT. Beginning on the Commencement Date (subject to adjustment pursuant to Paragraph 2.1 above), the base rent ("Base Rent") for the Premises shall be an initial annual sum of $590,625 payable in monthly installments of $49,218.75 in advance on the first day of each and every month throughout the term of this Lease. Tenant agrees to pay all rent, without offset or deduction of any kind, to Landlord by mail to the following address: One Wilshire Arcade Imperial, Ltd. Department #1364 SCF Pasadena, CA 91050 or in such manner, to such other person or at such other place as Landlord may from time to time designate. Tenant acknowledges that the mode of collection of rent specified above is by deposit in a so-called "lock box" from which payments received are automatically processed by Landlord's bank without any review by Landlord of the items processed. Under those circumstances, and so long as this mode of collection is used by Landlord. Tenant agrees that no payment made to Landlord by check or other instrument deposited in the lock box shall contain a restrictive endorsement of any kind: and if any such instrument should contain a restrictive endorsement in violation of the foregoing, that endorsement shall have no legal effect whatever, notwithstanding that such item is processed for payment. See Paragraph 3.1 on page 15.

         4. RENT ESCALATION. Tenant shall pay, as monthly rent hereunder, in addition to the Base Rent, the sums provided in the "Rent Escalation Rider(s)" attached hereto and incorporated herein by this reference. Tenant shall be advised of any change, from time to time, in rent escalation payments required hereunder by written notice from Landlord, which shall include information in such detail as Landlord may reasonably determine to be necessary in support of such change. Tenant shall have 30 days after the receipt of any such notice to protest the change indicated therein: but notwithstanding any such protest all rent escalation payments falling due after service of such notice shall be made in accordance with such notice until the protest has been resolved, whereupon any necessary adjustment shall be made between Landlord and Tenant.

         5. TAX ON TENANT'S PROPERTY: OTHER TAXES.

                  5.1 Tenant shall be liable for, and shall pay at least 10 days before delinquency, and Tenant hereby indemnities and holds Landlord harmless from and against any liability in connection with, all taxes levied directly or indirectly against any personal property, fixtures, machinery, equipment, apparatus, systems and appurtenances placed by Tenant in or about, or utilized by Tenant in, upon or in connection with, the Premises (Equipment Taxes"). If any Equipment Taxes are levied against Landlord or Landlord's property or if the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon such personal property, fixtures, machinery, equipment, apparatus, systems or appurtenances of Tenant and if Landlord, after written notice to Tenant, pays the Equipment Taxes or taxes based upon such an increased assessment (which Landlord shall have the right to do regardless of the validity of such levy, but only under proper protest if requested by Tenant prior to such payment and if payment under protest is permissible). Tenant shall pay to Landlord upon demand, as additional rent hereunder, the taxes so levied against Landlord or the proportion of such taxes resulting from such increase in the assessment: provided, however, that in any such event Tenant shall have the right, in the name of Landlord and with Landlord's full cooperation, but at no cost to Landlord, to bring suit in any court of competent jurisdiction to recover the amount of any such tax so paid under protest, and any amount so recovered shall belong to Tenant.

                  5.2 If the tenant improvements in the Premises, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which tenant improvements conforming to Landlord's building standards in other space in the Building are assessed, then the real property taxes and assessments levied against Landlord or Landlord's property by reason of such excess assessed valuation shall be deemed to be Equipment Taxes and shall be governed by the provisions of Paragraph 5.1 above. Any such amounts, and any similar amounts attributable to excess improvements by other tenants in the Building and recovered by Landlord from such other tenants under comparable lease provisions, shall not be included in Real Property Taxes for purposes of rent escalation under Section 4 of this Lease.

                  5.3 Tenant shall pay, as additional rent hereunder, upon demand and in such manner and at such times as Landlord shall direct from time to time by written notice to Tenant, any excise, sales, privilege or other tax, assessment or other charge (other than income or franchise taxes) imposed, assessed or levied by any governmental or quasi-governmental authority or agency upon Landlord on account of this Lease, the rent or other payments by Tenant hereunder, any other benefit received by Landlord hereunder. Landlord's business as a lessor hereunder, or otherwise in respect of or as a result of the agreement or relationship of Landlord and Tenant hereunder.

         6. SECURITY DEPOSIT. A deposit (the "Security Deposit") in the amount of $49,218.75 shall be paid by Tenant upon execution of this Lease and shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant's covenants and obligations under this Lease, it being expressly understood that the Security Deposit shall not be considered an advance payment of rent or a measure of Landlord's damages in case of default by Tenant. Upon the occurrence of any breach or default under this Lease by Tenant, Landlord may, from time to time, without prejudice to any other remedy, use the Security Deposit or any portion thereof to the extent necessary to make good any arrearages of rents or any other damage, injury, expense, or liability caused to Landlord by such breach or default. Following any application of the Security Deposit, Tenant shall pay to Landlord on demand an amount to restore the Security Deposit to its original amount. In the event of bankruptcy or other debtor relief proceedings by or against Tenant, the Security Deposit shall be deemed to be approved first to the payment of rent and other charges due Landlord, in the order that such rent or charges became due and owing, for all periods prior to filing of such proceedings. Upon termination of this Lease any remaining balance of the Security Deposit shall be returned by Landlord to Tenant within 14 days after termination of Tenant's tenancy.

         7. LATE PAYMENTS. In the event Tenant fails to pay any rent or other monetary amount due hereunder when and as due, and the delinquency continues for a period of 10 days after the date the amount was due (but without additional notice or demand). Tenant shall also pay to Landlord with such delinquent amount a late charge in an amount equal to 5% of the delinquent amount for the purpose of defraying administrative costs and expenses incident to handling the delinquency. The late charge shall be deemed additional rent and the right to require it shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

         8. USE OF PREMISES. Tenant shall use the Premises only for general office purposes, except as may be specified below. Tenant is specifically authorized to use the Premises to conduct the following business, subject to compliance with all applicable laws, ordinances, rules and regulations: law offices in any event, unless specifically authorized herein. Tenant shall not prepare or serve, or authorize the preparation or service of, food or beverages in the Premises, except only the occasional preparation of coffee, tea, hot chocolate and other such common refreshments for Tenant and its employees.

         9.       BUILDING SERVICES.

                  9.1 Throughout the term of this Lease, Subject to shortages and accidents beyond Landlord's reasonable control, Landlord shall keep in repair all structural elements of the Building (including, without limitation, the structural walls, doors, floors, ceilings, roof, elevators, stairwells, lobby, heating system, air conditioning system, plumbing and electrical wiring) and maintain the exterior of the Premises, including grounds, walks, drives and loading area, if any; provided that Tenant shall reimburse Landlord upon demand, as additional rent hereunder, for the cost of any repairs or extraordinary maintenance necessitated by acts of Tenant or Tenant's employees contractors, agents licenses or invitees.

                  9.2 Subject to shortages and accidents beyond Landlord's reasonable control, Landlord shall furnish building standard heating and air conditioning service Monday through Friday from 8:00 a.m. to 6:00 p.m. and Saturday from 8:00 a.m. to 1:00 p.m., except for holidays. No heating or air conditioning will be furnished by Landlord on Sundays or holidays except upon prior arrangement with Tenant and at an extra charge as may be agreed to between Landlord and Tenant. For purposes of this Paragraph 9.2, "holidays" shall mean and refer to the holidays of Christmas, New Year's Day, President's Day, Labor Day, fourth of July, Memorial day, Thanksgiving and the day after Thanksgiving, as those holidays are defined, recognized or established by governmental authorities or agencies from time to time. Tenant shall install, at its expense, such additional air conditioning equipment as may be reasonably determined by Landlord to be necessary in order to maintain building air conditioning standards resulting form Tenant's installation and operation of computer equipment or other special equipment or facilities placing a greater burden on the air conditioning system that would general office use. Landlord shall furnish electric current to the Premises in amounts reasonably sufficient for normal business use, including operation of building electric current to the Premises in amounts reasonably sufficient for normal business use, including operation of building standard lighting and operation of typewriters and standard fractional horsepower office machinery. Tenant agrees that, at all times during the term of this Lease, Tenant's use of electric current shall never exceed that capacity of the feeders to the Building or the risers or wiring installation in the Building. Tenant shall not install or use or permit the installation or use upon or about the Premises of any computer or electronic data processing or other equipment using current in excess of 110 volts or requiring power in excess or 500 watts, without the express prior written consent of Landlord. Tenant shall pay monthly upon billing as additional rent under this Lease such sums as landlord's building engineer may reasonably determine to be necessary in order to reimburse Landlord of the additional cost of utilities (including, without limitation, electricity, gas and other fuels or power sources, and water) attributable to the operation of additional air conditioning equipment and any other requirements in excess of those for normal office use by reason of the operation of computer equipment or other special equipment of facilities.

                  9.3 Landlord shall furnish unheated water from mains for drinking, lavatory and toilet purposes drawn through fixtures installed by Landlord, or by Tenant with Landlord's express prior written consent, and heated water for lavatory purposes from regular building supply. Tenant shall pay Landlord for additional water which is furnished for any other purpose. The amount that Tenant shall pay Landlord for such additional water shall be the average price per gallon charged to the Landlord for the Building by the entity providing water.

                  9.4 Landlord shall furnish janitor service in and about the Premises, to the extent necessitated by normal office use of the Premises. Monday through Friday, holidays excepted. Landlord shall have no obligation of furnish janitor service for any portion of the premises which may be used (to the extent permitted under this Lease) for the preparation , dispensing to consumption of food or beverages or for any purpose other than general office use, and Tenant shall keep all such portions of the Premises in a clean and orderly condition at Tenant's sole cost and expense. In the event that Tenant shall fail to keep such portions of the Premises in a clean and orderly condition, Landlord may do so and any costs incurred by Landlord in connection therewith shall be payable by Tenant to Landlord upon demand, as additional rent hereunder. Tenant shall also pay to Landlord, as additional rent hereunder, amounts equal to any increase in cost of janitor service in and about the Premises if such increase in cost is due to (a) use of the Premises by Tenant during hours other than normal business hours, or (b) location in or about the Premises of any fixtures, improvements, materials or finish items (including without limitation wall coverings and floor coverings) other than those which are of the standard type adopted by Landlord for the Building.

                  9.5 Landlord shall furnish passenger and freight elevator service in common with Landlord and other tenants Monday through Friday form 8:00 a.m. to 6:00 p.m. and Saturday from 8:00 a.m. to 1:00 p.m. Landlord shall proved limited passenger elevator service daily at all times such normal passenger service is not furnished.

                  9.6 Landlord does not warrant that any service will be free form interruptions caused by repairs, renewals, improvements, changes of service, alternations, strikes, lockouts, labor controversies, accidents, inability to obtain fuel, steam water or supplies or other case, provided the cause is beyond the reasonable control of Landlord, and Landlord agrees to give Tenant notice of any extended interruptions of which Landlord has prior knowledge. No interruption of service shall be deemed an eviction disturbance of Tenant's use and possession of the Premises or any part thereof, nor relieve Tenant from performance of Tenant's obligations under this Lease. Landlord shall not be liable for any failure to make such repairs or furnish such service unless the failure shall be reasonably curable by Landlord and nonetheless shall persist for an unreasonable time after written notice from Tenant of the need for such repairs or the failure to furnish such service. There shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising form the making of any repairs, alternations or improvements, or provision of any service in or to any portion of the Building, including the Premises, or in or to the fixtures, appurtenances and equipment therein; provided that in making such repairs, alterations or improvements or providing such service Landlord shall interfere as little as reasonably practicable with the conduct of Tenant's business in the Premises, without, however, being obligated to incur liability for overtime or other premium payment to its agents, employees or contractors in connection therewith. If Tenant's beneficial use of all or a substantial portion of the Premises is prevented for a period in excess of 3 consecutive days, the Base Rent shall be equitably abated commencing with the fourth day and continuing until such use is no longer prevented. Such abatement, to the extent provided above, shall be Tenant's sole remedy. As a material inducement to Landlord's entry into this Lease. Tenant waives and releases its right to make repairs at Landlord's expense under Sections 1941 and 1942 of the California Civil code.

         10. CONDITION OF PREMISES. By occupying the Premise. Tenant shall be deemed to accept the same and acknowledge that they comply fully with Landlord's covenants and obligations hereunder, subject to completion of any items which it is Landlord's responsibility hereunder to furnish and which are listed by Landlord and Tenant upon inspection of the Premises. Tenant acknowledges that neither Landlord nor any agent, employee or representative of Landlord has made any representation or warranty with respect to the Building or Premises or with respect to the suitability or fitness of the Building or Premises for the conduct of Tenant's business or any other purpose. During the term of this Lease, Tenant shall maintain the Premises in as good condition as when Tenant took possession, ordinary wear and tear and repairs which are specifically made the responsibility of Landlord hereunder excepted, and shall repair all damage or injury to the Building or to fixtures, appurtenances and equipment of the Building caused by Tenant's installation or removal of its property or resulting form the negligence or tortuous conduct of Tenant, its employees, contractors, agents, licensees and invitees. In the event of failure by Tenant to perform its covenants of maintenance and repair hereunder. Landlord may perform such maintenance and repair, and any amounts expended by Landlord in connection therewith shall be payable by Tenant to Landlord upon demand, as additional rent hereunder.

         11. DAMAGE TO PREMISES OR BUILDING.

                  11.1 In the event that the Building should be totally destroyed by fire or other casualty, this Lease shall terminate. In the event the Premises or a substantial portion of the Building should be so damaged or destroyed that rebuilding or repairs cannot, in Landlord's opinion, be completed within 75 days after the day of such damage, Landlord may at its option terminate this Lease upon notice to Tenant, or Landlord may proceed to restore the Building. In the event that such rebuilding or repairs can, in Landlord's opinion be completed within 75 days after the date of such damage landlord shall restore the Building. In the event that Landlord is obligated or elects to restore the Building , Landlord shall commence to rebuild or repair the Building reasonably promptly after such damage or destruction and shall proceed with reasonable diligence to restore it to substantially the condition in which it was immediately prior to the casualty, except that the Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, alterations, decorations or other improvements which may have been constructed by or specifically for Tenants, or by or for other tenants within the Building; provided, however, that Landlord shall rebuild any such times which were part of the Premises as delivered by Landlord to Tenant prior to the start of the Lease term. In such event this Lease shall remain in full force and effect, provided that if Tenant is dispossessed by reason of such casualty form all or a substantial portion of the Premises for more that 3 consecutive days Tenant shall be entitled to a ratable abatement of the Base Rent during the time and to the extent the Premises are unfit for occupancy; and provided further that Tenants shall have the right to terminate this Lease upon notice service upon Landlord prior to actual completion of any necessary restoration of the Premises if such restoration is not substantially completed within 150 days after the casualty. Such abatement or termination, to the extent provided above, shall be Tenant's sole remedy.

                  11.2 In the event any holder of a mortgage or deed of trust on the Building should require that the insurance proceeds payable upon damage or destruction to the Building by fire or other casualty be used to retire the debt secured by such mortgage or deed or trust, or in the event any lessor under any underlying or ground lease should require that such proceeds be paid to such lessor. Landlord shall in no event have any obligation to rebuild and at Landlord's election this Lease shall terminate.

                  11.3 With the exception of insurance required to be carried by Tenant under Section 28 of this Lease, any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or to the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control. Landlord shall not be required to carry insurance of any kind on Tenant's property and, except by reason of the breach by Landlord of any of its obligations hereunder, shall not be obligated to repair any damage thereto or to replace the same.

                  11.4 Tenant, as a material inducement to Landlord's entering into this Lease, irrevocable waives and releases its rights under the provisions of Sections 1932(2) and 1933(4) of the California civil code. It being the intention of the parties hereto that the express terms of this Lease shall control under any circumstances in which those provisions might otherwise apply.

         12. Eminent Domain.

                  12.1 In the event that the whole of the Premise, or so much thereof as to render the balance unusable to tenant for the purposes leased hereunder, shall be lawfully condemned or taken in any manner for any public or quasi-public use, conveyed by Landlord in lieu thereof (a "Taking"), this Lease ad the term hereby granted shall forthwith cease and terminate on the date of the taking of possession by the condemning authority (the Date of Taking").

                  12.2 In the event of a Taking of a portion of the Premises which does not result in the termination of this Lease pursuant to
         Section 12.1, above. The Base Rent shall be abated in proportion to the part of the Premise so taken.

                  12.3 In the event that there is a taking of a portion of the Building other than the Premises, and if in the opinion of landlord, the Taking is so substantial as to render the remainder of the Building uneconomic to maintain despite reasonable reconstruction or remodeling, or if it would be necessary to alter the Building or Premises materially, Landlord may terminate this Lease by notifying Tenant of such termination within 60 days following the Date of Taking, and this Lease shall end on the date specified in the notice of termination, which shall not be less that 60 days after the giving of such notice.

                  12.4 No temporary Taking of the Building or Premises and /or Tenant's rights therein or under this Lease shall terminate this Lease or give Tenant any right to abatement of rent hereunder. Any award made to Tenant by reason of any such temporary Taking shall belong entirely to Tenant and Landlord shall not be entitled to share therein.

                  12.5 Except for the award in the event of a temporary Taking as contemplated in paragraph 12.4, above. Tenant hereby releases and shall have no interest in, or right to participate with respect to the determination of, any compensation for any Taking, except only that Tenant shall be entitled to the portion of any award specifically designated by the condemning authority to be for any personal property of Tenant included in any such Taken for any relocation expenses or business interruption loss incurred by Tenant.

         13. DEFAULT.

         13.1 The following events shall be deemed to be events of default by Tenant under this Lease:

                  (a) If Tenant shall fail to pay any installment of rent or any other sum required to be paid by Tenant under this Lease as due.

                  (b) If Tenant shall fail to comply with any term, provision or covenant of this Lease, other than provisions pertaining to the payment of money.

                  (c) If Tenant shall make an assignment for the benefit of creditors.

                  (d) If Tenant shall file a petition under any section or chapter of the federal Bankruptcy code, as amended from time to time. or under any similar law or statute of the United States or any State thereof pertaining to bankruptcy, insolvency or debtor relief, or Tenant shall have a petition or other proceedings filed against Tenant under any such law or chapter thereof and such petition or proceeding shall not be vacated or set aside within 60 days after such filing.

                  (e) If a receiver or trustee shall be appointed for all or substantially all of the assets of Tenant and such receivership shall not be terminated and possession of such assets restored to Tenant within 30 days after such appointment.

                  (f) If Tenant shall desert or vacate any substantial portion o the premises and the same shall remain unoccupied for more than 14 days thereafter.

                  (g) If Tenant shall assign this Lease or sublet the Premises in violation of the terms hereof.

         13.2 Any shorter period for cure provided by law notwithstanding, and in lieu thereof, Tenant may cure any default under Subparagraph 13.1(a), above, at any time within 5 days after written notice of default is received by Tenant from Landlord; and Tenant may cure any default under Subparagraph 13.1(b), above, within 15 days after written notice of default is received by Tenant from Landlord, provided that if such non-monetary default is curable but is of such a nature that the cure cannot be completed within 15 days. Tenant shall be allowed to cure the default if Tenant promptly commences the cure upon receipt of the notice and diligently prosecutes the same to completion as promptly as reasonably possible thereafter.

         13.3 Landlord shall in no event be deemed to be in default of any obligation thereunder unless and until 15 days have expired after service of notice of such deficiency upon Landlord and such deficiency remains uncured; provided that if such matter is of a nature that the cure thereof cannot be completed within such period, Landlord shall not be deemed to be in default hereunder if Landlord commenced the cure within such period and diligently prosecutes the same to completion.

14. REMEDIES UPON DEFAULT.

         14.1 Upon the occurrence of any event of default by Tenant, Landlord shall have in addition to any other remedies available to Landlord at law or in equity, the option to pursue any one or more of the following remedies (each and all of which shall be cumulative and non-exclusive) without any notice or demand whatsoever.

                  (a) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arranges in rent, enter upon and take possession of the Premises an expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable of prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following:

                  (1) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

                  (2) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                  (3) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                  (4) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

                  (5) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

The term "rent" as used in this Subparagraph 14.1(a) shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. Any such sums which are based on percentages of income, increased costs or other historical data shall be reasonable estimates or projections computed by Landlord on the basis of the amounts thereof accruing during the 24-month period immediately prior to default, except that if it becomes necessary to compute such sums before a 24-month period has expired, then the computation shall be made on the basis of the amounts accruing during such shorter period. As use in Subparagraphs 14.1(a)(1) and (2), above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the federal Reserve Bank of San Francisco at the time of award plus 1%.

                  (b) If Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

                  (c) Whether or not Landlord elects to terminate this Lease on account of any default by Tenant, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements, in the event of Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

         14.2 Following the occurrence of an event of default by Tenant, Landlord shall have the right to require that any or all subsequent amounts paid b Tenant to Landlord hereunder, whether in cure of this default in question or otherwise, be paid in the form of cash, money order, cashier's or certified check drawn on an institution acceptable to Landlord, or by other means approved by Landlord, notwithstanding any prior practice of accepting payments in any different form.

         14.3 In the event of default by Landlord hereunder Tenant shall be entitled to recover form Landlord all damages shown by Tenant to have been proximately caused thereby; but Tenant shall in no event have the right to terminate this Lease by reason thereof.

         14.4 No waiver by Landlord or Tenant of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other or later violation or breach of the same or any of the terms, provisions and covenants herein contained. Forbearance by Landlord in enforcement of one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default. The acceptance of any rent hereunder by Landlord following the occurrence of any default,. whether or not known to default. The acceptance of any rent hereunder by Landlord following the occurrence of any default, whether or not known to Landlord, shall not be deemed a waiver of any such default, except only a default in the payment of the rent so accepted.

15. SURRENDER

         15.1 No act or thing done by Landlord or any agent or employee of Landlord during the term hereof shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in a writing signed by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or affect a termination of this lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises.

         15.2 Upon the expiration of the term of this Lease, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this section 15, quit and surrender possession of the Premises to landlord in as good order and condition as when Tenant shall, without expense to Landlord, remove or cause to be removed form the premises all debris and rubbish, and such items of furniture, equipment, free-standing cabinet work, movable partitions and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant, as Landlord may, in its sole discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Premises and Building resulting form such removal.

         15.3 Whenever Landlord shall re-enter the premises as provided in this lease, any personal property of Tenant not removed by Tenant upon the expiration of the term of this Lease or within 48 hours after a termination by reason of Tenant's default as provided in this Lease, shall be deemed abandoned by Tenant an may be disposed of by landlord in accordance with Sections 1980 through 1991 of the California civil code and Section 1174 of the California Code or Civil Procedure, or in accordance with an laws or judicial decisions which may supplement or supplant those provisions form time to time.

         15.4 All fixtures, alterations , additions, repairs, improvements and/or appurtenances attached to or built into or on or about the Premises prior to or during the term hereof, whether by Landlord at its expense or at the expense of Tenant, or by Tenant at its expense, or by previous occupants of the Premises, shall be and remain part of the Premises and shall not be removed by Tenant at the end of the term of this Lease. Such fixtures, alterations, additions, repairs, improvements and/or appurtenances shall include, without limitation, floor coverings, drapes, paneling, molding, doors, kitchens and dishwashing fixtures and equipment, plumbing systems, electrical systems, lighting systems, silencing equipment, communication systems, all fixtures and outlets for the systems mentioned above and for all telephone, radio, telegraph and television purposes, and any special flooring or ceiling installations. Notwithstanding the foregoing, Landlord may in its sole discretion, require Tenant, at Tenant's sole cost and expense, to remove any fixtures, alterations, additions, repairs improvements and/or appurtenances attached or built into and/or on or about the Premises, and to repair any damage to the Building and Premises occasioned by the installation, construction, operation and/or removal of such fixtures, equipment, alterations, additions, repairs, improvements and/or appurtenances. If Tenant shall fail to complete such removal and repair such damage, Landlord may do so and may change the reasonable cost thereof to Tenant.

         15.5 Tenant hereby waives all claims for damages or other liability in connection with Landlord's re-entering and taking possession of the Premises or removing, retaining, storing or selling the Property of Tenant as herein provided, and Tenant hereby indemnifies and holds Landlord harmless from an such damages or other liability, and no such re-entry shall be considered or construed to be a forcible entry.

16. COSTS OF SUIT; ATTORNEYS' FEES

         16.1 If Tenant or Landlord shall bring any action for any relief, declamatory or otherwise, against the other arising out of or under this Lease, including any suit by Landlord for the recovery of rent or possession of the Premises, the losing party shall pay the successful party its costs of suit, including, without limitation, a reasonable sum for attorneys' fees in such suit, and such attorneys fees shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is contested or persecuted to judgment.

         16.2 In the event that Landlord shall, without fault of Landlord's part be made party to any litigation instituted by Tenant or by any third party against Tenant, or by or against any person holding under or using the Premises by license of Tenant, or for the foreclosure of any lien for labor or material furnished to or for Tenant or any such other person or otherwise arising out of or resulting form any action or transaction of Tenant or of any such other person, Tenant hereby indemnifies and holds Landlord harmless from and against all costs and expenses, including reasonable attorneys' fees, incurred by landlord in or in connection with such litigation.

17. ASSIGNMENT AND SUBLETTING.

         17.1 Except as hereinafter provided. Tenant shall not sublet all or any part of the Premises nor assign this Lease without Landlord's express prior written consent, which consent shall not unreasonably be withheld. Tenant may, subject to the rest of the terms hereof but without Landlord's consent, sublet all of the Premises or assign this Lease to any entity controlling, controlled by or under common control with Tenant, provided the assignee expressly assumes the obligations of Tenant hereunder by execution and delivery to Landlord of a document approved by Landlord. Neither this Lease nor the term hereby demised shall be mortgaged by Tenant, nor shall Tenant mortgage, assign, pledge or otherwise transfer the interest of Tenant in and to any sublease or the rentals payable thereunder or in the Security Deposit. Any such mortgage and any sublease, assignment, pledge or transfer made in violation of this paragraph
17.1 shall be void and at Landlord's election shall terminate this Lease. Each subleases, assignee or transferee of Tenant, other than Landlord, shall assume all obligations of Tenant under this Lease and shall be and remain liable jointly and severally with Tenant for the payment of the rent, and for the due performance of all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the term of this Lease. No assignment shall be binding upon Landlord unless such assignee or Tenant shall deliver to Landlord a counterpart of such assignment and an instrument in recordable form which contains a covenant of assumption by the assignee satisfactory in substance and form to Landlord, consistent with the requirements of this Paragraph 17.1, but the failure or refusal of the assignee to execute such instrument of assumption shall not release or discharge the assignee from its liability as set forth above. No subtenant or assignee not complying with the foregoing requirements shall have any interest in the Security Deposit. Any assignee that does comply with the foregoing requirements shall automatically succeed to Tenant's position with respect to the Security Deposit, and Landlord shall have the right to refund all or any portion of the Security Deposit to the assignee at any time or under any circumstances with no liability to the assignor. If tenant is a corporation which, under California law, is not deemed a publicly held corporation or is an unincorporated association or partnership, the transfer, assignment or hypothecation of any stock or interest controlling such corporation, association or partnership shall be deemed an assignment within the meaning and provisions of this Section 17. For purposes hereof, "control" shall be deemed to refer to any amount, in the aggregate, exceeding 50% of the voting power of such corporation association or partnership.

17.2 In the event that Tenant desires to assign this Lease, or to enter into a sublease, as to all or any portion of the Premises, except where the subtenant or assignee is an entity controlling, controlled by or under common control with Tenant. Tenant shall, prior to solicitation of offers therefor, give landlord notice of Tenant's desire to assign or sublet and of the portion of the Premises to be affected by the proposed assignment or sublease. Landlord shall have the right, exercisable by notice to Tenant within 60 days after Landlord's receipt of Tenant's notice of desire to assign or sublet, to terminate this Lease as to the portion of the Premises affected by the proposed assignment or sublease, such termination to be effective as of the date 60 days after notice by Landlord to Tenant of such termination. In the event of a termination of the Lease as to a portion of the Premises pursuant to this Paragraph 17.2, effective as of such termination, the Premises shall be deemed to no longer include the portion of the Premises subject to such termination. Tenant shall surrender possession of that portion of the Premises in accordance with the provisions of this lease, and the rent payable hereunder an d tenant's Percentage Share shall be appropriately adjusted based upon the rentable area remaining within the Premises. If Landlord does not elect to terminate pursuant to this Paragraph 17.2, and if Tenant does not enter into an assignment or sublease as specified in Tenant's notice of desire to assign or sublet within 6 months after the expiration of landlord's 60-day period for election to terminate, then Tenant shall again comply with the provisions of this Paragraph 17.2 before assigning this Lease or entering into a sublease, as to all or any portion of the premises. See Paragraphs 17.2 (a) and 17.3 at page 16.

         18. TRANSFER OF LANDLORD'S INTEREST. In the event of any transfer of Landlord's interest in the Building or Premises, other than a transfer for security purposes only, the transferor shall be automatically relieved of any and all obligation and liabilities on the part of Landlord accruing from and after the date of such transfer, including, without limitation, the obligation of Landlord to return the Security Deposit as provided in the Lease; provided that the transferor shall, within a reasonable time transfer any Security Deposit then held by Landlord, or any portion thereof remaining after proper deductions therefrom, to the transferee and shall thereafter notify Tenant of such transfer, of any claims made against the Security Deposit, and of the transferee's name and address, by written notice delivered personally (in which case Tenant shall acknowledge receipt of such notice by signing landlord's copy of such notice) or by registered or certified mail.

         19. HOLDING OVER. If Tenant hold over after the term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for an further term, and in such case, Base Rent shall be payable at a monthly rate equal to one and one-half times the Base Rent applicable during the last rental period of the term under this Lease. Such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein. Nothing contained in this Section 19 shall be construed as consent by Landlord to any holding over by Tenant and Landlord expressly reserves the right to require Tenant to surrender possession of the Premise to Landlord as provided in this Lease upon the expiration or other termination of this Lease.

         20. NOTICES. In every case when, under the provisions of this Lease, it shall be necessary or desirable for one part hereto to serve any notice, request or demand on the other, such notice or demand shall be in writing and shall be serve personally or by deposit in the United States mail, postage and fees fully prepaid, registered or certified mail, with return receipt requested, addressed as follows:

Copy to:                   Paramount Group, Inc.
Paramount Plaza
Suite 2000
1633 Broadway
New York, NY 10019

If to Landlord:            One Wilshire Arcade Imperial, Ltd.
                           c/o Paramount Group, Inc.
                           624 S. Grand Avenue, Suite 1207
                           Los Angeles, CA 90017

If to Tenant:              Borton, Petrini & Conron
                           624 S. Grand Avenue, Suite 1100
                           Los Angeles, CA 90017

Landlord or Tenant may, from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to whom all such notices or demands are thereafter to be addressed. Service of any such notice demand if given personally shall be deemed complete upon delivery, and if made by mail shall be deemed complete on the day actual delivery as shown by the addressee's registry or certification receipt or at the expiration of 2 business days after the day of mailing, whichever is earlier.

         21. QUIET ENJOYMENT. Landlord covenants that Tenant, upon paying the rent and performing the convenants of the Lease on Tenant's part to be performed, shall and may peaceably and quietly have, hold and enjoy the Premises for the term this Lease.

         22. TENANT'S FURTHER OBLIGATIONS.

                  22.1 Except for ordinary wear and as otherwise provided in this Lease, Tenant shall, at Tenant's expense keep good order condition and repair the interior of the Premises and shall promptly and adequately repair all damage to the interior of the Premises and replace or repair all glass, fixtures, equipment and appurtenances therein damaged or broke under the supervision and with the approval of Landlord and, if Tenant does not do so, Landlord may, but need not, make such repairs and replacements and if Landlord does so Tenant shall pay Landlord the cost thereof promptly upon demand, additional rent hereunder.

                  22.2 Tenant shall comply with all laws, ordinances, rules, regulations, orders and directives of governmental and quasi-governmental bodies and authorities having jurisdiction over Tenant or the Premises from time to time and shall obtain and keep in effect all licenses, permits and other authorizations required with respect to the business or businesses conducted by Tenant within or from the Premises. Tenant and its employees, agents, licensees and invitees shall also comply with all reasonable rules and regulations which Landlord may adopt from time to time for the protection and welfare of the Building and its tenants and occupants: provided that Tenant shall not be responsible for compliance with any rule or regulation adopted by Landlord unless or until Tenant is furnished with a copy thereof. The present rules and regulations for the Building are attached hereto as Exhibit "B". Landlord shall have no liability to Tenant for the failure of any other tenant in the Building to observe the rules and regulations.

         23. ESTOPPEL CERTIFICATE BY LESSEE. At any time and from time to time, within 15 days after written request by Landlord, Tenant shall execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as modified and stating the modifications), that Tenant knows of no default hereunder by Landlord and has no right of offset or deduction against the rent or any other charge payable to Landlord (or specifying any claimed), the amount of any security posted by Tenant, the dates to which the rent and other charges have been paid in advance, and any increases or decreases of rent that are anticipated. It is intended that any statement delivered pursuant to this
Section 23 may be relied upon by any purchaser of the fee or mortgagee or beneficiary or assignee of any mortgage or trust deed upon the fee of the Building or Premises. Tenant's failure to deliver the statement within the period specified above shall be conclusive and binding upon Tenant that the Lease is in full force and effect without modification except as may be represented by Landlord, that there are no uncured defaults in Landlord's performance and that Tenant has no right of offset, counterclaim or deduction against rental, and that no more than one month's rental has been paid in advance.



         24. SUBORDINATION AND ATTORNMENT. This Lease is and at all times shall be subject and subordinate to any ground or underlying leases, mortgages, trust deeds or like encumbrances, which may now affect the Building or Premises, and to all renewals, modifications, consolidations, replacements and extensions of any such lease, mortgage, trust deed or like encumbrance. In addition, as to any future ground or underlying lease, mortgage, trust deed or like encumbrance, or any renewal, modification, consolidation, replacement or extension of any of the same. Tenant agrees that, at the request of Landlord or any party to a ground or underlying lease or any holder of a note secured by a mortgage or like encumbrance. Tenant will execute any certificate or document reflecting the subordination of this Lease to such ground or underlying lease or to the lien of any mortgage or like encumbrance now or hereafter placed upon the Building or Premises, subject to Tenant's possession of the Premises under the terms of this Lease not being disturbed so long as Tenant faithfully discharges all of its obligations hereunder. In the event of the sale of the Building upon foreclosure or upon the exercise of a power of sale, or by transfer in lieu of foreclosure. Tenant agrees, upon the written request of the purchaser or transferee, to attorn to the purchaser or transferee and recognize the purchaser or transferee as the Landlord under this Lease and to continue to be bound by the terms of this Lease.

         25. RIGHTS RESERVED TO LANDLORD.

                  25.1 All portions of the Building are reserved to Landlord, including exterior building walls, core corridor walls and doors and any core corridor entrance, but excluding the Premises and the inside surfaces of all walls, windows and doors bounding the Premises. Landlord also reserves any space in or adjacent to the Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other building facilities, and the use thereof, as well as the right to access thereto through the Premises for the purposes of operation, maintenance, decoration and repair.

                  25.2 Landlord shall have the following rights exercisable without notice and without liability to Tenant for damage or injury to property, person or business (all claims for damage being hereby released), and without effecting an eviction or disturbance of Tenant's use or possession or giving rise to any claim for setoffs or abatement of rent:

                           (a) To enter the Premises at all reasonable times
                  during the term of this Lease for the purpose of inspecting the same, exhibiting the Premises to prospective tenants, purchasers or others, or making such repairs or replacements therein as may be required by this Lease or as Landlord may deem appropriate: provided that Landlord shall use all reasonable efforts not to disturb Tenant's use and occupancy and shall, when practical, give Tenant prior notice of such repairs.

                           (b) To change the name or street address of the
                  Premises or Building.

                           (c) To install and maintain signs on the exterior and
                  interior of the Building, except within the Premises.

                           (d) To have pass keys to the Premises.

                           (e) To decorate, remodel, repair, alter or otherwise
                  prepare the Premises for reoccupancy during the last 6 months of the term hereof if, during or prior to such time, Tenant has vacated the Premises, or at any time after Tenant abandons the Premises.

                           (f) To have access to all mail chutes according to
                  the rules of the United States Postal Service.

                           (g) To do or permit to be done any work in or about
                  the exterior of the Building or any adjacent or nearby building, land street or alley.

                           (h) To grant to anyone the exclusive right to conduct
                  any business or render any service in the Building, provided such exclusive right shall not operate to exclude Tenant from the use expressly permitted by this Lease.

         26. FORCE MAJEURE. Whenever there is provided in this Lease a time limitation for performance by Landlord or Tenant of any construction, repair maintenance or service, the time provided for shall be extended for as long as and to the extent that delay in compliance with such limitation is due to an act of God, governmental control or other factors beyond the reasonable control of Landlord or Tenant, respectively.

         27. WAIVER OF CLAIMS: INDEMNITY.

         27.1 Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of, and waives all claims it may have against Landlord, its agents, employees, affiliates and successors in interest for damage to or loss of property or personal injury or loss of life resulting from the Building or Premises or any part thereof becoming out of repair, by reason of any repair or alteration thereof, or resulting from any accident within the Building or Premises or on or about any space adjoining the Building or Premises, or resulting directly or indirectly from any act or omission of any person, or due to any condition, design or defect of the Building or Premises, or any space adjoining the Building or Premises, or the mechanical systems of the Building or Premises, which may exist or occur whether such damage, loss or injury results from conditions arising upon the premises or upon other portions of the Building, or from other sources or places, and regardless of whether the cause of such damage, loss or injury or the means of repairing the same is accessible to Tenant: provided such assumption and waiver shall not apply to claims caused by the negligence or willful act of Landlord or its agents.

         27.2 Tenant hereby indemnifies and holds Landlord and Landlord's agents, employees, affiliates and successors in interest harmless from and against any and all claims, demands, suits, fines, losses and other liabilities for or relating to injury or loss of life to persons or damage to or loss of property arising from Tenant's use of the Building or the Premises or from the conduct of Tenant's business or from any work done, permitted or suffered by Tenant in or about the Premises or elsewhere, and further indemnifies and holds Landlord and Landlord's agents, employees, affiliates and successors in interest harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any negligence or intentional conduct of Tenant or Tenant's agents, employees, contractors, licensees, invitees, representatives or successors in interest, and from and against all costs, attorneys' fees, expenses and liabilities incurred by Landlord or Landlord's agents, employees, affiliates and successors in interest in or in connection with any such claim, demand, suit, fine or proceeding. In the event that any action or proceeding be brought against Landlord or Landlord's agents, employees, affiliates or successors in interest by reason of any such claim. Tenant upon notice from Landlord shall defend such action or proceeding at Tenant's cost and expense by counsel approved by Landlord, such approval not to be unreasonably withheld.

         28. INSURANCE

         28.1 Tenant shall procure and shall maintain in effect, at Tenant's sole cost and expense throughout the term of this Lease, including any extensions and renewals thereof, public liability and properly damage insurance against claims for bodily injury, death or property damage occurring upon or about the Premises or Building, in each case naming Landlord as additional insured and upon request by Landlord, naming the holder of any mortgage, deed of trust or like encumbrance or the lessor under any underlying lease covering the Building, as additional insured, with a limit of liability of not less than $2,000,000 single limit. Without hereby implying any authorization therefor unless otherwise specifically contemplate herein, if at any time during the term hereof any alcoholic beverages of any nature are served in the Premises, Tenant shall also maintain a liquor liability insurance policy with a limit of liability of not less than $500,000.00, If from time to time, the limits of liability set forth above are, in the reasonable opinion of Landlord, inadequate, Tenant shall increase such insurance coverage to an amount as shall be designated by Landlord's notice to Tenant. Such policies of insurance shall be with insurance companies acceptable to Landlord, and shall be evidenced by certificates of insurance delivered to Landlord from time to time showing such insurance to be at all times prepaid and in full force and effect and providing that such insurance cannot be canceled or modified upon less than 30 days prior written notice to Landlord. If at any time Tenant has not provided Landlord with a then currently effective certificate of insurance acceptable to Landlord as to any insurance required in force, obtain such a policy and Tenant shall reimburse Landlord for the cost thereof upon demand as additional rent hereunder.

         28.2 Landlord and Tenant, each on behalf of itself, its agents, employees, contractors, representatives, affiliates, successors in interest, licensees or invitees may have against the other or its agents, employees, contractors, representatives, affiliates, successors in interest, licensees or invitees for any losses or claimed losses that are caused by or result from risks insured against under any ;policy or policies of insurance in force at the time of such loss or claimed loss: provided that such waiver of subrogation does not impose any additional premium upon the party so giving it. If any additional premium would be incurred by reason of such waiver of subrogation, the party upon whom such additional premium would be imposed shall promptly notify the other and the other party shall have the right at its option to pay such additional amount, in which event the waiver of subrogation shall remain in effect. If the other party does not notify the party which would incur such additional premium with reasonable promptness following receipt of the notice informing it of the additional premium, the party that would incur such additional premium shall be free to terminate such waiver of subrogation if it so elects.

29.  FIXTURES, TENANT IMPROVEMENTS AND ALTERATIONS.

                  29.1 Except as otherwise provided in any Landlord's Improvement Construction Rider, Tenant Improvement Credit Rider or Tenant Improvement Credit Rider or Tenant Improvement Allowance Rider attached hereto, all improvements, fixtures and / or equipment which tenant may install or place in ,on or about the Premises, from time to time, shall be at the sole cost of Tenant. Landlord shall be without any obligation in connection therewith. Tenant hereby indemnifies and holds Landlord harmless from any liability, cost, obligation, expense or claim of lien in any manner relating to the installation, placement, removal or financing of any such alterations, repairs, changes, improvements, fixtures, and / or equipment in, on or about the Premises.

                  29.2 Tenant shall not alter, repair or change the Premises, nor erect any signs in, on or about the Premises, nor make installations of a permanent nature or in any manner affixed to the building, including the initial improvements contemplated in any Landlord's improvement Construction Rider. Tenant Improvement Credit Rider or Tenant Improvement Allowance rider attached hereto, without first obtaining the express written consent of Landlord. With regard to alterations, repairs or changes to, or installations in, the interior of the premises which do not affect the structural members, exterior walls, windows and doors of the Building. Landlord's consent shall not unreasonably be withheld. With regard to any such matters which may affect the structural members, exterior walls, windows and doors of the Building, and with regard to the installation of any signs outside the Premises, Landlord may grant or withhold its consent in its unlimited discretion.

                  29.3 Landlord may impose, as a condition of its consent to alterations, repairs or changes of the Premises or the erection of signs on or about the Premises, such requirements as Landlord in its sole discretion may deem desirable, including, but not limited to, the requirement that Tenant utilize for such purposes only contractors, materials, mechanics and materialmen approved by Landlord and the requirement that Tenant shall furnish Landlord with a completion and lien indemnity bond prior to the commencement of any work. Tenant shall construct such improvements, alterations or repairs in any event, a contractor of Landlord's selection shall perform all mechanical, electrical l, plumbing, air conditioning, permanent partition and ceiling tile work under contracts let by Landlord, and such work shall be performed at Tenant's cost except as otherwise provided in any Landlord's Improvement Construction Rider, Tenant Improvement Credit Rider or Tenant Improvement Allowance Rider attached hereto. In the event Tenant orders any construction, alteration, decorating or repair work rent under this Lease, payable upon billing therefor, either periodically during construction or upon the substantial completion of such work, at Landlord's option.

         30. MECHANIC'S LIENS. Tenant agrees to give Landlord written notice of the commencement date of any alterations, improvements or repairs to be made in, to or upon the Premises not later than 15 days prior to the commencement of any such work, in order to give Landlord time to post notices of nonresponsibility. Tenant will not permit any mechanic's materialman's or other lien to be placed upon the Premises or Building or improvements therein during the term thereof: and in the event that any mechanic's materialman's or other lien is filed against the Premises or Building or improvements therein in connection with any alteration, repair, improvement or change of, or installation of fixtures or equipment in, the Premises. Tenant shall cause such lien foregoing, Landlord shall have the right and privilege at Landlord's option of paying the amount of any such lien or claim, or any portion thereof, without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be deemed additional rent hereunder due from Tenant to Landlord upon demand.

         32. MISCELLANEOUS.

                  32.1 No receipt of money by Landlord from Tenant after the termination of this Lease, the service of any notice, the commencement of any suit or final judgment for possession shall reinstate, continue or extend the term of this Lease or affect any such notice, demand, suit or judgment.

                  32.2 If any provision of this Lease or its application to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Lease or the application of such provision to such person or circumstances, other than those as to which it is so determined invalid or unenforceable to any extent, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent, permitted by law: and it is the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable cause or provision as may be possible and be legal, valid and enforceable.

         32.3 The covenants and obligations of Tenant pursuant to this Lease shall be independent of performance by Landlord of the convenants and obligations of Landlord pursuant to this Lease, and performance by Tenant of each covenant and obligation of Tenant pursuant to this Lease shall be a condition precedent to the duty of Landlord to perform the covenants and obligations of Landlord pursuant to this Lease.

         32.4 The headings of Sections of this Lease are for convenience only and do not define, limit or construe the contents thereof. References made in this Lease to numbered Sections . Paragraphs and Subparagraphs shall refer to numbered Sections . Paragraphs or Subparagraphs of this Lease unless otherwise indicated.

         32.5 Where appropriate, words in the singular, including without limitation the words "Landlord" and "Tenant", include the plural, and vice versa. Words in the neuter gender include the masculine and feminine genders, and vice versa, and words in the masculine gender include the feminine gender, and vice versa.

         32.6 If there be more than one Tenant, at any time or from time to time, the obligations hereunder imposed upon Tenant shall be joint and several.

         33.7 Time is of the essence of this Lease. Failure of either party to perform any act strictly within the applicable period specified herein shall entitle the other to exercise all remedies herein contemplated.

         32.8 This Lease shall be governed by and interpreted in accordance with the laws of the State of California.

         32.9 All monetary obligations of either party hereunder to the other remaining past due 10 days or more after the date specified herein for payment shall bear interest at 10% per annum from the due date so specified until paid.

         32.10 This instrument, along with any riders, exhibits and attachments or other documents affixed to or referred to in this instrument (all of which riders, exhibits, attachments and other documents are hereby incorporated into this instrument by this reference), constitutes the entire and exclusive agreement between Landlord and Tenant relating to the Premises, and this agreement and said riders, exhibits and attachments and other documents may be altered, amended or revoked only by an instrument in writing signed by the party to be charged thereby. All prior or contemporaneous oral agreements, understandings and / or practices relative to the leasing of the Premises are merged herein or revoked hereby. References in this instrument to this "Lease" shall mean, refer to and include this instrument as well as any riders, exhibits, attachments or other documents affixed to or referred to in this instrument, and references to any covenant, condition, obligation and / or undertaking "herein", "hereunder" or "pursuant hereto" (or language of like import) shall mean, refer to and include the covenants, conditions, obligations and undertakings existing pursuant to this instrument and any riders, exhibits, attachments or other documents affixed to or referred to in this instrument. All terms defined in this instrument shall be deemed to have the same meanings in all riders, exhibits, attachments or other documents affixed to or referred to in this instrument unless the context thereof clearly requires the contrary.

         32.11 Tenant hereby consents to amendment of this Lease as and to the extent required by any lender which makes a loan to Landlord secured in whole or in part by the Building, provided that no such change shall increase the rent payable hereunder or impair Tenant's use of the Premises.

         32.12 Unless otherwise agreed in writing, if Tenant has dealt with any real estate broker or other person or firm with respect to leasing or renting space in the Building, Tenant shall be solely responsible for type payment of any fee due said broker, person or firm and Tenant hereby indemnifies and holds Landlord harmless from and against any liability with respect thereto.; provided, however, that Landlord shall pay, and hold Tenant harmless from, the commission owed by Landlord to Golden Empire Realty ("Brokers") pursuant to a separate agreement between Landlord and the Brokers. The parties acknowledge that George F. Martin, a partner in Tenant, has a financial interest in Golden Empire Realty.

         33. EXECUTION BY PARTNERS; INITIALING OF PAGES. The undersigned, George
F. Martin, represents that he is the Managing General PARTNER of Borton, Petrini & Conron, a general partnership formed under the laws of the State of California, and duly qualified to do business in the State California, and that the Lease is being executed on behalf of that Partnership. The undersigned hereby represents that he is authorized to execute this Lease and is thereby binding Tenant and all the partners in Tenant. The undersigned, as Managing General Partner of Tenant, agrees and represents that he and Tenant, and all of the partners in Tenant, shall be irrevocably bound by the signature or initialing of any amendment to this Lease by George F. Martin or any successor of George F. Martin as the Managing General Partner of Tenant.

         34. CHANGES IN PARTNERS OF TENANT. Tenant agrees that each new Partner to Tenant shall be obligated under this Lease, in the same fashion as the existing Partners. Each newly admitted Partner in Tenant shall be jointly and severally liable with the remaining Partners for the performance and satisfaction of all obligations of the Tenant under this Lease accruing from and after the effective date of the admission of the new partner to the Partnership.

      35. ASBESTOS WORK. Tenant acknowledges that the Premises presently contain asbestos-containing materials as fireproofing on the structural steel and possibly as insulation on piping. Tenant agrees that in connection with any tenant improvements undertaken by Tenant that might disturb such asbestos-containing materials, Tenant shall comply with all applicable laws at Tenant's expense and shall utilize only duly licensed contractors approved by Landlord in writing in advance.

      1. PREMISES (CONTINUED).

         1.1 Effective July 1, 1994, the Premises shall be expanded to include an additional area of approximately 6,631 rentable square feet on the 12th floor of the Building, as more specifically shown on Exhibit C (the "First Expansion Space"). Landlord shall, at Landlord's expense, remove all asbestos-containing fireproofing from the First Expansion Space prior to delivering possession to Tenant. In the event of any delay by Landlord in delivering possession of the First Expansion Space to Tenant for any reason (including but not limited to the failure of the current tenant of such space to timely vacate upon the expiration of such tenant's lease on February 28, 1994), all Base Rent and other charges attributable to the First Expansion Space shall abate until Landlord does deliver possession, but such abatement shall be Tenant's sole remedy for Landlord's delay in delivering possession.

         Effective January 1, 1996, the Premises shall be further expanded to include an additional area of approximately 2,762 rentable square feet on the 12th floor of the Building, as more specifically shown on Exhibit C (the "Second Expansion Space"). Landlord shall, at Landlord's expense, remove all asbestos-containing fireproofing from the Second Expansion Space prior to delivering possession to Tenant. In the event of any delay by Landlord in delivering possession of the Second Expansion Space to Tenant for any reason, all Base Rent and other charges attributable to the Second Expansion Space shall abate until Landlord does deliver possession, but such abatement shall be Tenant's sole remedy for Landlord's delay in delivering possession.

      2. TERM (CONTINUED)

         2.1 (a) Tenant acknowledges that the initial Premises are currently leased to another tenant whose lease term extends through the year 2004. Landlord - is currently negotiating with such tenant regarding the termination of such tenant on terms acceptable to Landlord. However, Landlord can make no guarantee to Landlord is unable to obtain the termination of the current tenant's lease and the vacation of the Premises by the current tenant on or before April 1, 1991, on terms acceptable to Landlord in Landlord's sole discretion, Landlord shall have the right to cancel this Lease by giving written notice of such cancellation to Tenant at any time thereafter until the current tenant does vacate.

         In addition to the rights of termination set forth above, if Landlord fails for any reason (other than delays caused by Tenant) to deliver possession of the initial Premises under this Lease to Tenant by April 1, 1991 ( the "Outside Date"), then Tenant shall be entitled to cancel this Lease by delivering written notice possession. The Outside Date and Tenant's cancellation right shall, at Landlord's written election, be deferred by the duration of any delays beyond April 1, 1991, in obtaining the current tenant's vacation of the Premises if such delay is due to delays in the completion of construction of such current tenant's new premises in a different building.

      3. RENT (CONTINUED).

         3.1 Rental Adjustments. The following schedule of monthly Base Rents and monthly credits shall apply during the term of the Lease:

                                                     Monthly                             Monthly
         Period                                     Base Rent                          Rent Credit
         ------                                     ---------                          -----------


Nov. 15, 1990 to Nov. 14, 1992                     $49,218.75                          $49,218.75


Tenant's rent obligation will commence November 15, 1992.

                  for a term not to exceed five (5) years each

                                                     Monthly                            Monthly
         Period                                     Base Rent                          Rent Credit
         ------                                     ---------                          -----------
Nov. 15, 1992 to June 30, 1994                      $49,218.75                            None
July 1, 1994 to Dec. 31, 1995                        64,691.08                            None
Jan. 1, 1996 to Nov. 14, 1998                        71,135.75                            None
Nov. 15, 1998 to Nov. 14, 2000                      74,417,00                             None


         If Landlord for any reason other than delays caused by Tenant is unable to deliver the initial Premises to Tenant by November 15, 1990, then the November 15, 1990, November 15, 1992, and November 15, 1998 rental adjustments described above shall be correspondingly delayed.

         If Landlord for any reason other then delays caused by Tenant is unable to deliver the First Expansion Space to Tenant by July 1, 1994, then the July 1, 1994 rental adjustment shall be correspondingly delayed.

         If Landlord for any reason other then delays caused by Tenant is unable to deliver the Second Expansion Space to Tenant by January 1, 1996, then the January 1, 1996 rental adjustment shall be correspondingly delayed.

         In the event of a default by Tenant under this Lease which is not cured within the applicable cure period set forth in Section 13.2, Tenant shall be obligated to ;pay to Landlord, without any further notice from Landlord, a sum equal to all rent credits previously credited to Tenant under this Lease, and no further rent credits described in the above schedule shall be applicable for the balance of the Lease term.

         17.  ASSIGNMENT AND SUBLETTING (CONTINUED).

                  17.2 (a) The provisions of Section 17.2 shall not apply to (a) any subleases for a term not to exceed five (5) years each of up to a cumulative total of 12,000 rentable square feet which are entered during the first three years of the Lease term, nor (b) any other subleases for a term not to exceed five (5) years each pursuant to which a subtenant is to pay to Tenant a monthly rental per square foot which is at least 85% of the monthly rental then offered by Landlord for comparable space in the Building for a comparable term as the

 .
sublease term. Landlord's determination of such rentals then being offered by Landlord shall be conclusive. Landlord agrees to provide to Tenant its current monthly rental for comparable space for a comparable term at any time during the Lease term upon 15 day's prior written request by Tenant.

                  17.3 ADDITIONAL RENT. In the event that Tenant has sought and received Landlord's consent to assign this Lease, or to monthly base rent by Tenant to Landlord, pursuant to Paragraph 3, shall be increased by an amount equal to one-half of the amount to be received by Tenant during each month pursuant to the terms of the assignment or sublease, in excess of Tenant's monthly base rent for the space subject to the assignment or sublease. The amounts referred to in the previous sentence include rent, rent credit additional rent, or any other payment in respect of use of occupancy, or in reimbursement of costs of leasehold improvements installed by Tenant, and whether paid in a lump sum or periodic payments. In no event shall the total sums payable to the Landlord be less than the monthly rental Landlord would have received but for such assignment or sublease.

                  The additional rent shall be due and payable to Landlord in accordance with the schedule specified in the sublease or assignment instrument, and the failure of any subtenant or assignee to make any payments in accordance with that schedule shall not affect the obligation of Tenant to pay the additional rent to Landlord.

                  The calculation of the amount of rentable space being sublet shall be made by Landlord in accordance with its usual standards, Landlord may require acknowledgment by Tenant of Tenant's concurrence on the Landlord's calculation of the amount of rentable space being sublet as a condition to Landlord's consent to any sublease.

                  The provisions of a sublease or assignment instrument consented to by Landlord cannot be modified, not the sublease or assignment terminated, other than in accordance with its terms, without the prior written consent of the Landlord, which consent shall not be unreasonably withheld. The terms of this Paragraph 17.2 shall apply to any subleasing or assignment by any subtenant or assignee.

                  The following exhibits and riders are attached to and are part of this Lease:

                  Exhibit A --  Building Floor Plan
                  Exhibit B --  Rules and Regulations
                  Exhibit C --  Building Floor Plan for First and Second
                                Expansion Spaces

                  Rent Escalation Rider
                  Parking Space Rider
                  Tenant Improvement Allowance Rider For Initial premises Tenant Improvement Allowance Rider No. 2 For First
                           Expansion Space
                  Tenant Improvement Allowance Rider No. 3 For Second
                           Expansion Space
                  Tenant Improvement Allowance Rider No. 4 For Entire Premise

                  IN WITNESS WHEREOF, this instrument has been duly executed by the parties, as of the date first above written.

         TENANT                       BORTON, PETRINI & CONRON

                                      a California partnership

                                      By:/s/ George F. Martin
                                        ----------------------------------
                                      Managing General Partner

         LANDLORD:                    ONE WILSHIRE ARCADE IMPERIAL,

LTD.

                                      By Paramount Group, Inc.,

Agent

                                      By:  /s/
                                          --------------------------
                                          Its /s/
                                              -----------------------

                                       By:  /s/
                                          --------------------------
                                          Its /s/
                                              -----------------------

FLOOR PLAN
11 TH FLOOR

ONE WILSHIRE BUILDING

624 SOUTH GRAND AVE., LOS ANGELES, CA 90017

EXHIBIT " A "

BORTON, PETRINI & CONRON

SUITE 1100

Approximately 22,500 rentable square feet

FLOOR PLAN
12 TH FLOOR

ONE WILSHIRE BUILDING

624 SOUTH GRAND AVE., LOS ANGELES, CA 90017

BORTON, PETRINI, & CONRON
EXHIBIT " C "

First Expansion Space (Suite 1210)
Approximately 6,631 rentable square feet

SCALE

0'                25"               50"              75'

FLOOR PLAN

12TH FLOOR

ONE WILSHIRE BUILDING

624 SOUTH GRAND AVE, LOS ANGELES, CA 90017

BORTON, PETRINI, & CONRON

EXHIBIT ' '

Second Expansion Space (Suite 1220)
Approximately 2,762 rentable square feet

SCALE

0'                25'               50'              75'

                                     [logo]

                                   EXHIBIT "B"

                              RULES AND REGULATIONS

         1. Tenant shall not obstruct or interfere with the rights of other tenants of the Building, or of persons having business in the Building, or in any way injure or annoy such tenants or persons.

         2. Tenant shall not commit any act or permit any thing in or about the Building which shall or might subject Landlord to any liability or responsibility for injury to any person or property by reason of any business or operation being carried on in or about the Building or for any other reason.

         3. Tenant shall not use the Building for lodging, sleeping, cooking, or for any immoral or illegal purpose or for any purpose that will damage the Building, or the reputation thereof, or for any purposes other than those specified in the Lease.

         4. Canvassing, soliciting and peddling in the Building are prohibited, and Tenant shall cooperate to prevent such activities.

         5. Tenant shall not bring or keep within the Building any animal, bicycle or motorcycle.

         6. Tenant shall not conduct mechanical or manufacturing operations, cook or prepare food, or place or use any inflammable, combustible, explosive or hazardous fluid, chemical, device, substance or material in or about the Building without the prior written consent of Landlord. Tenant shall comply with all statutes, ordinances, rules, orders, regulations and requirements imposed by governmental or quasi-governmental authorities in connection with fire and panic safety and fire prevention and shall not commit any act, or permit any object to be brought or kept in the Building, which shall result in a change of the rating of the Building by the insurance Services Office or any similar person or entity. Tenant shall not commit any act or permit any object to be brought or kept in the Building which shall increase the rate of fire insurance on the Building or on property located therein.

         7. Tenant shall not use the Building for manufacturing or for the storage of goods, wares or merchandise, except as such storage may be incidental to the use of the premises for general office purposes and except in such portions of the Premises as may be specifically designated by Landlord for such storage. Tenant shall not occupy the Building or permit any portion of the Building to be occupied for the manufacture or direct sale of liquor, narcotics, or tobacco in any form, or as a medical office, barber shop, manicure shop, music or dance studio or employment agency. Tenant shall not conduct in or about the Building any auction, public or private, without the prior written approval of Landlord.

         8. Tenant shall not install or use in the Building any air conditioning unit, engine, boiler, generator, machinery, heating unit, stove, water cooler, ventilator, radiator or any other similar apparatus without the express prior written consent of Landlord, and then only as Landlord may direct.

         9. Tenant shall not use in the Building any machines, other than standard office machines such as typewriters, calculators, copying machines and similar machines, without the express prior written consent of Landlord. All office equipment and any other device of any electrical or mechanical nature shall be placed by Tenant in the Premises in settings approved by Landlord, so as to absorb or prevent any vibration, noise, or annoyance. Tenant shall not cause improper noises, vibrations or odors within the Building.

         10. Tenant shall move all freight, supplies, furniture, fixtures and other personal property into, within and out of the Building only at such times and through such entrances as may be designated by Landlord, and such movement of such items shall be under the supervision of Landlord. Landlord reserves the right to inspect all such freight, supplies, furniture, fixtures and other personal property to be brought into the Building and to exclude from the Building all such objects which violate any of these rules and regulations or the provisions of the Lease. Tenant shall not move or install such objects in or about the Building in such a fashion as to unreasonably obstruct the activities of other tenants, and all such moving shall be at the sole expense, risk and responsibility of Tenant. Tenant shall not use in the delivery, receipt or other movement of freight, supplies, furniture, fixtures and other personal property to, from or within the Building, and hand trucks other than those equipped with rubber tires and side guards.

      11. Tenant shall not place within the Building any safes, copying machines, computer equipment or other objects of unusual size or weight, nor shall Tenant place within the Building any objects which exceed the floor weight specifications of the Building, without the express prior written consent of Landlord. The placement and positioning of all such objects within the Building shall be prescribed by Landlord and such objects shall , in all cases, be placed upon plates or footings of such size as shall be prescribed by Landlord.

      12. Tenant shall not deposit any trash, refuse, cigarettes, or other substances of any kind within or out of the Building, except in the refuse containers provided therefor. Tenant shall not introduce into the Building any substance which might add an undue burden to the cleaning or maintenance of the Premises or the Building. Tenant shall exercise its best efforts to keep the sidewalks, entrances, passages, courts, lobby areas, garages or parking areas, elevators, escalators, stairways, vestibules, public corridors and halls in and about the Building (hereinafter "Common Areas") clean and free from rubbish.

         13. Tenant shall use the Common Areas only as a means of ingress and egress, and Tenant shall permit no loitering by any persons upon Common Areas or elsewhere within the Building. The Common Areas and roof of the Building are not for the use of the general public, and Landlord shall in all cases retain the right to control or prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation or interests of the Building and its tenants. Tenant shall not enter the mechanical rooms, air conditioning rooms, electrical closets, janitorial closets, or similar areas or go upon the roof of the Building without the express prior written consent of Landlord.

         14. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner act in violation of the rules and regulations of the Building.

         15. Landlord shall have the right to designate the area or areas, if any, in which Tenant and Tenant's servants, employees, contractors, jobbers, agents, licensees, invitees, guests and visitors may park vehicles, and Tenant and its servants, employees, contractors, jobbers, agents, licensees, invitees, guests and visitors shall observe and comply with all driving and parking signs and markers within and about the Building. All parking ramps and areas and any pedestrian walkways, plazas or other public areas forming a part of the Building or the land upon which the Building is situated shall be under the sole and absolute control of Landlord, who shall have the exclusive right to regulate and control these areas.

         16. Tenant shall not use the washrooms, restrooms and plumbing fixtures of the Building, and appurtenances thereto, for any other purpose than the purposes for which they were constructed, and Tenant shall not deposit any sweepings, rubbish, rags or other improper substances therein. Tenant shall not waste water by interfering or tampering with the faucets or otherwise. If Tenant or Tenant's servants, employees, contractors, jobbers, agents, licensees, invitees, guests or visitors cause any damage to such washrooms, restrooms, plumbing fixtures or appurtenances, such damage shall be repaired at Tenant's expense, and Landlord shall not be responsible therefor.

         17. Tenant shall not mark, paint, drill into, cut, string wires within, or in any way deface any part of the Building, without the express prior written consent of Landlord, and as Landlord may direct. Upon removal of any wall decorations or installations or floor coverings by Tenant, any damage to the walls or floors shall be repaired by Tenant at Tenant's sole cost and expense, without limitation upon any of the provisions of the Lease. Tenant shall refer all contractors' representatives, installation maintenance or improvement of the Premises to Landlord for Landlord's supervision, approval and control before performance of any such services. This Paragraph 17 shall apply to all work performed in the Building, including without limitation installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other portion of the Building. Plans and specifications for such work, prepared at Tenant's sole expense, shall be submitted to Landlord and shall be subject to Landlord's express prior written approval in each instance before the commencement of work. All installations, alterations and additions shall be constructed by Tenant in a good and workmanlike manner and only good grades of material shall be used in connection therewith. The means by which telephone, telegraph and similar wires are to be introduced to the Premises and the location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the express prior written approval of Landlord. Tenant shall not lay linoleum or similar floor coverings so that the same shall come into direct contact with the floor of the Premises and, if linoleum or other similar floor covering is to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material soluble in water. The use of cement or other similar adhesive material is expressly prohibited.

         18. No signs, awnings, showcases, advertising devices of other projections or obstructions shall be attached to the outside walls of the Building or attached or placed upon any Common Areas without the express prior written consent of Landlord. No window shades, blinds, drapes or other window coverings shall be installed in the Building without the express prior written consent of Landlord. No sign, picture, advertisement, window display or public display or notice shall be inscribed, exhibited, painted or affixed by Tenant upon or within any part of the Premises in such a fashion as to be seen from the outside of the Premises of the Building without the express prior written consent of Landlord. In the event of the violation of any of the foregoing by Tenant. Landlord may remove the articles constituting the violation without any liability and Tenant shall reimburse Landlord for the expense incurred in such removal upon demand as additional rent under the Lease. Interior signs on doors and upon the Building directory shall be subject to the express prior written approval of Landlord and shall be inscribed, painted, or affixed by Landlord at the expense of Tenant.


         19. Tenant shall not use the word "Paramount" or the name of the Building or of Landlord in its business name, trademarks, signs, advertisements, descriptive material, letterhead, insignia or any other similar item without Landlord's express prior written consent.

         20. Tenant shall be entitled to have its name entered upon the directory of the Building. In the event that Tenant wishes to have additional entries made upon the Building directory for the names of employees of Tenant who occupy office space within the Premises, such entries may be allowed by Landlord in its reasonable discretion, and Landlord may require that Tenant pay a reasonable fee for each such additional entry. All entries upon the Building directory shall be in uniform print of a size, style and format selected by Landlord.

         21. The sashes, sash doors, skylights, windows and doors that reflect or admit light or air into the Common Areas shall not be covered or obstructed by Tenant, through placement of objects upon windowsills or otherwise. Tenant shall cooperate with Landlord in obtaining maximum effectiveness of the cooling system of the Building by closing drapes and other window coverings when the sun's rays fall upon windows of the Premises. Tenant shall not obstruct, alter or in any way impair the efficient operation of Landlord's heating, ventilating, air conditioning, electrical, fire, safety or lighting systems, not shall Tenant tamper with or change the setting of any thermostat or temperature control valves in the Building.

         22. Subject to applicable fire or other safety regulations, all doors opening onto Common Areas and all doors upon the parameter of the Premises shall be kept closed and, during non-business hours, locked, except when in use for ingress or egress if Tenant uses the Premises after regular business hours or on non-business days Tenant shall lock any entrance doors to the Building or to the Premises used by Tenant immediately after using such doors.

         23. Employees of Landlord shall not receive or carry messages for or to Tenant or any other person, nor contact with nor render free or paid services to Tenant or Tenant's servants, employees, contractors, jobbers, agents, invitees, licensees, guests or visitors. In the event that any of Landlord's employees perform any such services, such employees shall be deemed to be the agents of Tenant regardless of whether or how payment is arranged for such services, and Tenant hereby indemnifies and holds Landlord harmless from any and all liability in connection with any such services and any associated injury or damage to property or injury or death to persons resulting therefrom.

         24. All keys to the exterior doors of the Premises shall be obtained by Tenant from Landlord, and Tenant shall pay to Landlord a reasonable deposit determined by Landlord from time to time for such keys. Tenant shall not make duplicate copies of such keys. Tenant shall not install additional locks or bolts of any kind upon any of the doors or windows of, or within, the Building, nor shall Tenant make any changes in existing locks or the mechanisms thereof. Tenant shall, upon the termination of its tenancy, provide Landlord with the combinations to all combinations locks on safes, safe cabinets and vaults and deliver to Landlord all keys to the Building, the Premises and all interior doors, cabinets, and other key-controlled mechanisms therein, whether or not such keys were furnished to Tenant by Landlord. In the event of the loss of any key furnished to Tenant by Landlord, Tenant shall pay to Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change.

         25. Access may be had by Tenant to the Common Areas and to the Premises at any time between the hours of 7:00 A.M. and 6:00 P.M., Monday through Friday, legal holidays excepted. At other times access to the Building may be refused unless the person seeking admission is known to the watchman in charge, if any, and/or has a pass or is properly identified. Tenant shall be responsible for all persons for whom Tenant requests passes, and shall be liable to Landlord for all acts of such persons. In the event the Building has, or there is subsequently installed, a card access system for using the elevators at other than normal operating hours for the Building, Landlord may deny access to any area served by the elevators by anyone not having the necessary elevator access card. Landlord shall in no case be liable for damages for the admission or exclusion of any person from the Building. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building for the safety of tenants and protection of property in the Building.

         26. Landlord shall not be responsible for, and Tenant hereby indemnifies and holds Landlord harmless from any liability in connection with, the loss, theft, misappropriation or other disappearance of furniture, furnishings, fixtures, machinery, equipment, money, jewelry or other items of personal property from the Premises or other parts of the Building, regardless of whether the Premises or Building are locked at the time of such loss.

         27. For purposes hereof, the terms "Landlord," "Tenant," "Building" and "Premises" are defined as those terms are defined in the Lease to which these Rules and Regulations are attached. Wherever Tenant is obligated under these Rules and Regulations to do or refrain from doing an act or thing, such obligation shall include the exercise by Tenant of its best efforts to secure compliance with such obligation by the servants, employees, contractors, jobbers, agents, invitees, licensees, guests and visitors of Tenant. The term "building" shall include the Premises, and any obligations of Tenant hereunder with regard to the Building shall apply with equal force to the Premises and to other parts of the Building.

                                     [logo]

RENT ESCALATION RIDER

         In order to adjust the rent payable under the Lease in accordance with changes in the Real Estate Taxes, Operation Costs, and Utility Costs (as hereinafter defined) applicable to the Building, Tenant agrees to pay to Landlord, in addition to the installments of Base Rent, and as additional monthly rent under the Lease, the following sums:

         (a) 3.9512% ("Tenant's Percentage Share") of the amount (if any) by which Real Estate Taxes (as hereinafter defined) for any tax fiscal year exceed Real Estate Taxes for the tax fiscal year 1990-1991 The amount of Tenant's Percentage Share of such excess (if any) shall be due from Tenant upon the later of the first day of the January falling within the tax fiscal year of such increase in Real Estate Taxes or upon billing by Landlord, and shall be payable in one lump sum for the entire amount of Tenant's Percentage Share of such excess.

         (b) Following the expiration of the first full calendar year of the term of the Lease, in a single lump sum upon billing therefor, Tenant's Percentage Share of the amount (if any) by which Operating Costs (as hereinafter defined) for such first full calendar year exceed the Operating Costs for the calendar year 1990. At the same time Tenant shall also pay to Landlord one-twelfth of Tenant's Percentage Share of such excess for each month that has commenced in the then current calendar year as an estimate of Tenant's share of the Operating Costs attributable to such month(s). Thereafter, with each month's Base Rent until the next adjustment hereunder, Tenant shall pay one-twelfth of Tenant's Percentage Share of such excess as an estimate of Tenant's share of the Operating Costs for the then current calendar year attributable to each such month. Upon expiration of each such calendar year, Landlord shall determine the increase or decrease (if any) in Operating Costs for such calendar year over or under those for the previous calendar year, and if there is an increase Tenant shall pay to Landlord in a single lump sum upon billing Tenant's Percentage Share of the increase plus one-twelfth of Tenant's Percentage Share of such increase for each month that has then commenced in the new calendar year, or if there is a decrease Landlord shall refund to Tenant or, at Landlord's options, credit against the next rent falling due under the Lease the amount of the overpayment made by Tenant during the preceding calendar year, provided that the amount of such refund or credit shall in no event exceed the total of payments made by Tenant toward Tenant's Percentage Share of increases in Operating Costs for such calendar year. Thereafter, with each month's Base Rent until the next adjustment hereunder, Tenant shall pay one-twelfth of Tenant's Percentage Share of the cumulative increase (if any) in Operating Costs over the Operating Costs for the calendar year 1990.

         (c) Following the expiration of the first full calendar year of the term of the Lease, in a single lump sum upon billing therefor. Tenant's Percentage Share of the amount (if any) by which Utility Costs (as hereafter defined) for such first full calendar year exceed the Utility Costs for the calendar year 1990. At the same time Tenant shall also pay to Landlord one-twelfth of Tenant's Percentage Share of such excess for each month that has commenced in the then current calendar year as an estimate of Tenant's share of the Utility Costs attributable to such month(s). Thereafter, with each month's Base Rent until the next adjustment hereunder, Tenant shall pay one-twelfth of Tenant's Percentage Share of such excess as an estimate of Tenant's share of the Utility Costs for the then current calendar year attributable to each such month. Upon expiration of each such calendar year, Landlord shall determine the increase or decrease (if any) in Utility Costs for such calendar year over or under those for the previous calendar year, and if there is an increase Tenant shall pay to Landlord in a single lump sum upon billing Tenant's Percentage Share of the increase plus one-twelfth of Tenant's Percentage Share of such increase for each month that has then commenced in the new calendar year, or if there is a decrease Landlord shall refund to Tenant or, at Landlord's option, credit against the next rent falling due under the Lease the amount of the overpayment made by Tenant during the preceding calendar year, provided that the amount of such refund or credit shall in no event exceed the total of payments made by Tenant toward Tenant's Percentage Share of increases in Utility Costs for such calendar year. Thereafter, with each month's Base Rent until the next adjustment hereunder, Tenant shall pay one-twelfth of Tenant's Percentage Share of the cumulative increase (if any) in Utility Costs over the Utility Costs for the calendar year 1990.

             For purposes hereof, "Real Estate Taxes" shall include any form of assessment, license fee, commercial rental tax, levy, penalty, charge or tax (other than net income, inheritance or estate taxes) imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage, flood control or other special district thereof, as against any legal or equitable interest of Landlord in the Premises or in the real property of which the Premises and the Building are a part, as against Landlord's right to rent or other income therefrom, or as against Landlord's business of leasing the Premises, or any tax imposed in substitution, partially or totally, for any tax previously included in the definition of "Real Estate Taxes." or any additional tax the nature of which was previously included within the definition of Real Estate Taxes. " and shall include any increases in such taxes, levies, charges or assessments occasioned by increases [ILLEGIBLE] rates or increases in assessed valuations, whether occurring by sale or otherwise.

         For purposes hereof, "Operating Costs" shall mean the sum of the following:

                  (i) Wage and labor costs paid for by Landlord and applicable to persons engaged in the management, operation maintenance, overhaul, improvement or repair of the Premises and/or Building, whether such persons be employed by Landlord or by an independent contractor with whom Landlord shall have contracted or may contract for such services, including without limitation, social security taxes, unemployment insurance taxes and the costs, if any, of providing disability, hospitalization, medical welfare, pension, retirement or other employee benefits imposed by law or by any collective bargaining agreement, or any voluntary employee benefit plans, applicable with respect to such employees:

                  (ii) Costs of all supplies, all insurance, and all service contracts paid for by Landlord and pertaining to the Premises and/or Building, and costs of all improvements to the Premises and/or Building, if and to the extent such improvements are mandated by any present or future laws, ordinances or governmental or quasi-governmental rules or regulations, or if the same are made to conserve energy or otherwise reduce other Operating Costs or Utility Costs for the Building, with the cost of such improvements being amortized over the useful life thereof in accordance with generally accepted accounting principles:

                  (iii) Such other items as are customarily included in the cost of managing (including but not limited to management fees), operating (including but not limited to any ground rent), maintaining (including but not limited to cleaning and janitorial services and elevator services), overhauling, improving and repairing the Premises and/or Building and the fixtures and equipment of the Building in accordance with accepted accounting or management principles or practices.

         The following shall be excluded from Operating Costs: federal and state income taxes imposed on Landlord's net income: any and all costs or expenses to procure tenants for the Building, including but not limited to brokerage commissions, legal fees, and costs of remodeling suites: mortgage or debt service: and depreciation, except that amortization of improvements of the type specified in subparagraph (ii), above, shall in no event be considered "depreciation."

         For purposes hereof, "Utility Costs" shall include the costs of all utilities paid for by Landlord in connection with the Premises and/or Building, including without limitation costs of heating, ventilation and air conditioning for the Premises and/or Building, costs of furnishing gas, electricity and other fuels or power sources to the Premises and/or Building, and costs of furnishing water and sewer-services to the Premises and/or Building.

         Notwithstanding anything in the foregoing definition of Operating Costs, Operating Costs shall not include any costs of asbestos removal by Landlord in the Building, nor any costs incurred by Landlord in remodeling the main lobby of the Building.

         In the event of a change of ownership of the Building, as defined in Revenue and Taxation Code Sections 60-68, resulting in a reassessment of the Building for property tax purposes, the sum due Landlord under subparagraph (a) above for the tax fiscal year in which the change of ownership occurs shall not exceed $50,000. Such limitations shall not apply to any subsequent fiscal years except subsequent fiscal years in which another change of ownership of the building occurs. If another such change of ownership occurs during the lease term, such $50,000 limitation shall again apply only for the fiscal year in which the change of ownership occurs.

         Upon the addition of the First Expansion Space to the Premises pursuant to Section 1.1, the Tenant's "Percentage Share" shall be increased by 1.1645% to a total of 5.1157%. Upon the addition of the Second Expansion Space to the Premises pursuant to Section 1.1, the Tenant's "Percentage Share" shall be increased by an additional 0.4850% to a total of 5.6007%.


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                              PARKING SPACE RIDER

         Upon payment of the applicable prevailing monthly rate in effect from time to time, and subject to such rules and regulations as may be adopted from time to time by the operator of the parking facility serving the Building. Landlord shall secure to Tenant up to 22 automobile parking spaces on an unreserved monthly basis in such parking facility throughout the term of the
Lease: provided that if at any time during the term of the Lease Tenant does not choose to pay for the full number of such parking spaces, Tenant shall not thereafter have the right to recommence the use of the spaces not paid for if other commitments have been made for those spaces in the intern.

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             TENANT IMPROVEMENT ALLOWANCE RIDER FOR INITIAL PREMISES

         Landlord and Tenant hereby agree that Tenant shall be entitled to an allowance, in the amount of up to $50,000 (the "Maximum Allowance"), for the construction by Tenant of cosmetic changes only to the existing improvements in the Premises, including space planning and the preparation of necessary plans and specifications. The allowance provided for herein shall be available only to the extent that, within 180 days after the execution of the Lease, Tenant incurs costs for the construction, in accordance with the provisions of the Lease, of improvements in the Premises, Landlord shall make disbursements of the allowance provided for herein to Tenant upon receipt by Landlord of invoices marked as having been paid or other evidence in form and content satisfactory to Landlord in support of such costs and the payment thereof, including appropriate lien releases if requested by Landlord. In no event shall Landlord be obligated to make disbursements pursuant hereto in a total amount which exceeds the Maximum Allowance, and in no event shall Landlord be obligated to disburse any portion of the allowance provided for herein for any purpose other than reimbursement of Tenant for costs of construction, in accordance with the provisions of the Lease, of improvements in the Premises. In no event shall the allowance provided for herein be available to Tenant as a credit against rent or other amounts owning to Landlord pursuant to the Lease or in any manner other than as expressly provided herein.


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                    TENANT IMPROVEMENT ALLOWANCE RIDER NO. 2
                           FOR FIRST EXPANSION SPACE

         Landlord and Tenant hereby agree that Tenant shall be entitled to an allowance, in the amount of up to $3.00 per rentable square foot in the First Expansion Space per year remaining in the 10-year Lease term when the First Expansion Space is added to the Premises (the allowance for any partial year remaining shall be appropriately prorated) (the "Maximum Allowance"), for the construction by Tenant of improvements in the Premises, including space planning and the preparation of necessary plans and specifications. The allowance provided for herein shall be available only to the extent that, within 180 days after the First Expansion Space is added to the Premises pursuant to Section 1.1, Tenant incurs costs for the construction, in accordance with the provisions of the Lease, of improvements in the Premises. Landlord shall make disbursements of the allowance provided for herein to Tenant upon receipt by Landlord of invoices marked as having been paid or other evidence in form and content satisfactory to Landlord in support of such costs and the payment thereof, including appropriate lien releases if requested by Landlord. In no event shall Landlord be obligated to make disbursements pursuant hereto in a total amount which exceeds the Maximum Allowance, and in no event shall Landlord be obligated to disburse any portion of the allowance provided for herein for any purpose other than reimbursement of Tenant for costs of construction, in accordance with the provisions of the Lease, of improvements in the Premises. In no event shall the allowance provided for herein be available to Tenant as a credit against rent or other amounts owing to Landlord pursuant to the Lease or in any manner other than as expressly provided herein.

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                    TENANT IMPROVEMENT ALLOWANCE RIDER NO. 3
                           FOR SECOND EXPANSION SPACE

         Landlord and Tenant hereby agree that Tenant shall be entitled to an allowance, in the amount of up to $3.00 per rentable square foot in the second Expansion Space per year remaining in the 10-year Lease term when the Second Expansion Space is added to the Premises (the allowance for any partial year remaining shall be appropriately prorated) (the "Maximum Allowance"), for the construction by Tenant of improvements in the Premises, including space planning and the preparation of necessary plans and specification. The allowance provided for herein shall be available only to the extent that, within 180 days after the Second Expansion Space is added to the Premises pursuant to Section 1.1, Tenant incurs costs for the construction, in accordance with the provisions of the Lease, of improvements in the Premises. Landlord shall make disbursements of the allowance provided for herein to Tenant upon receipt by Landlord of invoices marked as having been paid or other evidence in form and content satisfactory to Landlord in support of such costs and the payment thereof, including appropriate lien releases if requested by Landlord. In no event shall Landlord be obligated to make disbursements pursuant hereto in a total amount which exceeds the Maximum Allowance, and in no event shall Landlord be obligated to disburse any portion of the allowance provided for herein for any purpose other than reimbursement of Tenant for costs of construction, in accordance with the provisions of the Lease, of improvement in the Premises. In no event shall the allowance provided for herein be available to Tenant as a credit against rent or other amounts owing to Landlord pursuant to the Lease or in any manner other than as expressly provided herein.

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                    TENANT IMPROVEMENT ALLOWANCE RIDER NO. 4
                              FOR ENTIRE PREMISES

         Landlord and Tenant hereby agree that following the first 60 months of the Lease term Tenant shall be entitled to an allowance, in the amount of up to $50,000 (the "Maximum Allowance"), for the construction by Tenant of improvements in the Premises, including space planning and the preparation of necessary plans and specifications. The allowance provided for herein shall be available only to the extent that, within 180 days after the start of the 61st month of the Lease term, Tenant incurs costs for the construction, in accordance with the provisions of the Lease, of improvements in the Premises. Landlord shall make disbursements of the allowance provided for herein to Tenant upon receipt by Landlord of invoices marked as having been paid or other evidence in form and content satisfactory to Landlord in support of such costs and the payment thereof, including appropriate lien releases if requested by Landlord. In no event shall Landlord be obligated to make disbursements pursuant hereto in a total amount which exceeds the Maximum Allowance, and in no event shall Landlord be obligated to disburse any portion of the allowance provided for herein for any purpose other than reimbursement of Tenant for costs of construction, in accordance with the provisions of the Lease, of improvements in the Premises. In no event shall the allowance provided for herein be available to Tenant as a credit against rent or other amounts owing to Landlord pursuant to the Lease or in any manner other than as expressly provided herein.

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                                   EXHIBIT "B"

                                    PREMISES

                                  [floor plan]